LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN SERIES TRUST II

February 11, 1998

Dear Shareholder:

Effective January 1, 1998, the trust's name has changed to J.P. Morgan Series Trust II. When J.P. Morgan began advising mutual funds more than 15 years ago, regulatory restrictions prevented us from using our name in the title of any mutual fund, which led to the JPM acronym. With the evolution of today's financial marketplace, we are now able to proudly include the full J.P. Morgan name in the title of your Trust and its Portfolios.

We are pleased to provide you with the Annual report for the J.P. Morgan Series Trust II.

Volatility returned to the markets in 1997. Large-cap stocks led the performance derby, and the bond market also posted strong gains, reaching the lowest yields in years. For the first time since 1990, the blue chip averages suffered a double-digit correction. Currency and economic problems in Southeast Asia revealed how truly interconnected the world's economies are. The trouble spread during the fourth quarter to Europe and the U.S., giving investors some tense moments. Many fled to quality, buying the Nifty Fifty stocks and long-term bonds in response to the turmoil. By year-end, however, it was clear that Asia would not be the death knell of this record bull market. The economy, which appeared poised to overheat early in the year, confounded most observers by continuing to grow at a "Goldilocks" pace -- not too fast, and not too slow.

The S&P 500 Index earned 33.36% for the year, beating 90% of all active money managers. Though small-cap stocks performed strongly, earning 22.36% in 1997 as measured by the Russell 2000 Index, they could not hold a candle to the large-caps.

European stock markets had a strong year as well with the MSCI Europe Index rising 23.80%. However, the Japanese market had a poor showing with the TOPIX falling 28.19%. Emerging markets as a whole posted negative returns as well. The net result was flat performance for the year in international equity markets.

--------------------------------------------------------------------------------
     TABLE OF CONTENTS

     LETTER TO THE SHAREHOLDERS. . . . . . . . . . . . . . . . . . . . . .1

     PORTFOLIO REVIEWS

     J.P. MORGAN TREASURY MONEY MARKET
     PORTFOLIO . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

     J.P. MORGAN BOND PORTFOLIO  . . . . . . . . . . . . . . . . . . . . .6

     J.P. MORGAN EQUITY PORTFOLIO  . . . . . . . . . . . . . . . . . . . 12

     J.P. MORGAN SMALL COMPANY PORTFOLIO . . . . . . . . . . . . . . . . 17

     J.P. MORGAN INTERNATIONAL OPPORTUNITIES
     PORTFOLIO . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22

     FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . . 30
--------------------------------------------------------------------------------

Fixed-income markets had a good year, with the Salomon Brothers Broad Investment Grade Bond Index returning 9.62% and the Merrill Lynch 1-3 Year Treasury Index returning 6.66%. Non-Treasury sectors performed best for the first three quarters. The fourth quarter saw a significant widening of spreads as news from Asia caused investors to seek the safety of U.S. Treasury securities.

The report that follows includes detailed information on the J.P. Morgan Series Trust II portfolios, as well as interviews with members of the portfolio management teams. The interviews are designed to answer commonly asked questions about the portfolios, elaborate on what happened during the reporting period, and provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we thank you for your participation in the J.P. Morgan Series Trust II portfolios. We look forward to sharing Morgan's insights regarding financial markets with you in the future. If you have any comments or questions, please call the Trust's distributor, Funds Distributor, Inc., at (800) 221-7930.

Sincerely yours,

/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated

J.P. MORGAN TREASURY MONEY MARKET PORTFOLIO


PORTFOLIO REVIEW

We are pleased to report that J.P. Morgan Treasury Money Market Portfolio provided a 4.69% return for the 12 months ended December 31, 1997. The Portfolio's net assets advanced from $1.4 million on December 31, 1996 to $1.6 million at the end of the year under review.

For most of the past 12 months, market participants carefully monitored domestic economic news, which seemed to provide conflicting evidence on the strength of the U.S. economy. Later in the year, news from Asia dominated investors' attention as the impact of the financial crisis on U.S. markets was unclear. Throughout this year's ups and downs, the Treasury Money Market Portfolio has maintained a conservative strategy.


EXAMINING PERFORMANCE

One way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or 10 years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.


PERFORMANCE                                      TOTAL RETURNS            AVERAGE ANNUAL TOTAL RETURNS
                                                 --------------------     ----------------------------
                                                 THREE         SIX        ONE           SINCE
AS OF DECEMBER 31, 1997                          MONTHS        MONTHS     YEAR          INCEPTION*
---------------------------------------------------------------------     ----------------------------
J.P. Morgan Treasury Money Market Portfolio       1.18%         2.36%      4.69%         4.81%
IBC U.S. Treasury and Repo
   Money Fund Average**                           1.20%         2.40%      4.78%         4.87%
Lipper Variable Annuity
   Money Market Average                           1.09%         2.59%      4.34%         4.45%


*1/3/95 -- COMMENCEMENT OF OPERATIONS.

**IBC U.S. TREASURY AND REPO MONEY FUND AVERAGE REPRESENTS THE AVERAGE PERFORMANCE OF SIMILARLY MANAGED FUNDS AND DOES NOT INCLUDE FEES OR OPERATING EXPENSES AND IS NOT AVAILABLE FOR DIRECT INVESTMENT.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. PORTFOLIO RETURNS ARE NET OF PORTFOLIO EXPENSES ONLY, INCLUDE REINVESTMENT OF DIVIDENDS AND REFLECT THE REIMBURSEMENT OF CERTAIN PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS FOR THE PORTFOLIO. HAD EXPENSES NOT BEEN SUBSIDIZED, THE PORTFOLIO'S RETURN WOULD HAVE BEEN LOWER. PORTFOLIO RETURNS DO NOT REFLECT ANY SEPARATE ACCOUNT EXPENSES IMPOSED ON THE VARIABLE CONTRACTS WHICH MAY INCLUDE A SALES CHARGE, PREMIUM TAX CHARGE, DAC TAX SALES CHARGE, COST OF INSURANCE, MORTALITY EXPENSES, SURRENDER AND OTHER CHARGES.

LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTOGRAPH]

Following is an interview with ROBERT R. (SKIP) JOHNSON, a member of the portfolio management team for the J.P. Morgan Treasury Money Market Portfolio. Prior to joining Morgan in 1988, he founded and managed R.R. Johnson Associates, merchant bankers. He also held senior positions with the Bank of Montreal and U.S. Steel. This interview was conducted on January 30, 1998, and reflects Skip's views on that date.

HOW WOULD YOU CHARACTERIZE THE SHORT-TERM FIXED INCOME MARKETS DURING 1997?

RRJ: All through 1996 and the first quarter of 1997, short-term interest rates rose. The Federal Reserve tightened monetary policy by raising interest rates 25 basis points on March 25, and further tightening was expected. However, economic growth was perceived to be slowing in June and interest rates rallied a bit. Then in August, there was new concern that the economy may be experiencing higher growth and thus the need for the Fed to tighten again.

The Fed tightening last March may have increased short-term rates, but there has been a significant rally in the market since then. Short-term yields have fallen as investors sought comfort in the Treasury bill market. Some of the movement into money market funds was a result of the stock market turbulence, followed by concerns about the currency crisis in the Pacific Rim. Also, the supply of Treasury bills has decreased due to a reduction in the Federal budget deficit. In addition, many people just want to hold Treasury bills, regardless of the level of interest rates.

The summer rally ended on September 25, with the three-month Treasury bill hitting a low of 4.91%. Since then, fears of an overheated U.S. economy again pushed rates up. Toward the end of the reporting period, in November, seasonal upward pressures contributed to the back-up in rates.

WHILE THE PORTFOLIO BEAT THE LIPPER VARIABLE ANNUITY MONEY MARKET AVERAGE, IT LAGGED THE IBC U.S. TREASURY AND REPO MONEY FUND AVERAGE. WHY?

RRJ: This Portfolio invests in Treasury securites. The funds in the IBC benchmark have the benefit of owning higher yielding repurchase agreements.

DO YOU THINK THE FED WILL RAISE RATES THIS YEAR?

RRJ: The Fed appears to be in a holding pattern and I don't think we'll see a tightening without evidence of inflation. The strong dollar really helped put a lid on inflation in 1997, and that's still intact. Recently, with signs that our economy may be slowing, the possibility of easing has been mentioned. But the Fed is still in the restrictive camp, making that even more unlikely without evidence of a recession.

WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

RRJ: The Asian turmoil may put an additional drag on the U.S. economy, which may be slowing somewhat on its own. We are forecasting slower growth and lower profit margins in 1998.

PORTFOLIO FACTS


INVESTMENT OBJECTIVE

The J.P. Morgan Treasury Money Market Portfolio seeks to provide current income, maintain a high level of liquidity and preserve capital. The Portfolio seeks to achieve its investment objective by investing in direct obligations of the U.S. Treasury and engaging in repurchase agreements with respect to those obligations.

--------------------------------------------------------------------------------

COMMENCEMENT OF OPERATIONS
1/3/95

--------------------------------------------------------------------------------

NET ASSETS AS OF 12/31/97
$1,617,235

--------------------------------------------------------------------------------

AVERAGE LIFE
30 DAYS

--------------------------------------------------------------------------------

DIVIDEND PAYABLE DATES (IF APPLICABLE)
4/29/98 AND 12/11/98

--------------------------------------------------------------------------------

CAPITAL GAIN PAYABLE DATES (IF APPLICABLE)
4/29/98 AND 12/11/98


EXPENSE RATIO

The Portfolio's current annualized expense ratio of 0.60% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The Portfolio is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, safekeeping Portfolio shares, or for wiring redemption proceeds from the Portfolio.

PORTFOLIO HIGHLIGHTS
ALL DATA AS OF DECEMBER 31, 1997

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[PIE CHART]

- U.S. TREASURY OBLIGATIONS        99.5%

- OTHER INVESTMENT COMPANIES        0.5%

J.P. MORGAN BOND PORTFOLIO


PORTFOLIO REVIEW

We are pleased to report that J.P. Morgan Bond Portfolio posted an impressive return of 9.38% for the year ended December 31, 1997.

For the most part, 1997 was a good year for bonds. Treasuries in particular benefited in 1997 from a shrinking supply and increasing investor demand, resulting in the yield on the 30-year Treasury bond eventually hitting a historic low of 5.69% on January 12, 1998. The outperformance of Treasuries over other sectors occurred in the fourth quarter as investors focused their attention away from domestic economic activity and toward Asia. During this period, global investors flocked to Treasuries seeking safety.

The Portfolio's net asset value per share increased from $10.65 on December 31, 1996 to $11.29 on December 31, 1997. During the year, the Portfolio paid $0.27 per share from net investment income, and $0.08 per share from capital gains. The Portfolio's total net assets increased from $2.8 million to $15.9 million during the year.

FUND PERFORMANCE


EXAMINING PERFORMANCE

There are several ways to evaluate a mutual fund's historical performance record. One approach is to take a look at the growth of a hypothetical investment of $10,000. The chart at right shows that $10,000 invested in the Portfolio on January 3, 1995* would have been worth $13,050 at December 31, 1997.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five or 10 years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

GROWTH OF $10,000 SINCE INCEPTION*
JANUARY 3, 1995 -- DECEMBER 31,1997

[GRAPH]


           The J.P. Morgan             Salomon Brothers           Lipper Variable Annuity
            Bond Portfolio              BIG Bond Index         Corporate Debt A-Rated Average
           ---------------             ----------------        ------------------------------
Dec-94        10,000                        10,000                        10,000
Jun-95        11,000                        11,151                        11,134
Dec-95        11,689                        11,855                        11,891
Jun-96        11,405                        11,706                        11,630
Dec-96        11,931                        12,284                        12,189
Jun-97        12,263                        12,660                        12,533
Dec-97        13,050                        13,466                        13,312


Lipper performance averages are calculated by taking an arithmetic average of the returns of the funds in the group. The average annualized returns which result from this methodology will differ from annualizing the growth of the minimum initial investment.



PERFORMANCE                                     TOTAL RETURNS             AVERAGE ANNUAL TOTAL RETURNS
                                                ---------------------     ----------------------------
                                                THREE          SIX        ONE           SINCE
AS OF DECEMBER 31, 1997                         MONTHS         MONTHS     YEAR          INCEPTION*
---------------------------------------------------------------------     ----------------------------
J.P. Morgan Bond Portfolio                       2.84%          6.42%      9.38%          9.27%
Salomon Brothers BIG Bond Index**                2.95%          6.37%      9.62%         10.43%
Lipper Variable Annuity
   Corporate Debt A-Rated Average                2.47%          5.81%      8.38%          9.22%


*1/3/95 -- COMMENCEMENT OF OPERATIONS.

**THE SALOMON BROTHERS BROAD INVESTMENT GRADE BOND INDEX: AN UNMANAGED, MARKET-WEIGHTED INDEX THAT CONTAINS APPROXIMATELY 4,700 INDIVIDUALLY PRICED INVESTMENT GRADE BONDS.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. PORTFOLIO RETURNS ARE NET OF PORTFOLIO EXPENSES ONLY, INCLUDE REINVESTMENT OF DIVIDENDS AND REFLECT THE REIMBURSEMENT OF CERTAIN PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS FOR THE PORTFOLIO. HAD EXPENSES NOT BEEN SUBSIDIZED, THE PORTFOLIO'S RETURN WOULD HAVE BEEN LOWER. PORTFOLIO RETURNS DO NOT REFLECT ANY SEPARATE ACCOUNT EXPENSES IMPOSED ON THE VARIABLE CONTRACTS WHICH MAY INCLUDE A SALES CHARGE, PREMIUM TAX CHARGE, DAC TAX SALES CHARGE, COST OF INSURANCE, MORTALITY EXPENSES, SURRENDER AND OTHER CHARGES.

LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTOGRAPH]

Following is an interview with WILLIAM G. TENNILLE, a member of the Portfolio management team for the J.P. Morgan Bond Portfolio. Bill joined Morgan in 1992 and has extensive experience across a broad range of markets, including mortgage securities and derivatives. This interview was conducted on January 30, 1998, and reflects Bill's views on that date.

CAN YOU GUIDE US THROUGH THE EVENTS OF THE YEAR?

WGT: Prior to the end of September, when the Southeast Asian market turmoil erupted, the general theme of the fixed income markets was one of declining market volatility leading to narrowing spreads and lower interest rates. Bonds with embedded options (i.e. prepayable mortgages and callable corporate bonds) were the stellar performers. The Asian currency problems effectively ended the extended period of declining volatility.

HOW DID THESE EVENTS AFFECT THE PORTFOLIO'S PERFORMANCE?

WGT: Overall, the Portfolio had a good year. It provided strong returns that beat the Lipper average, although October's events caused it to end the fiscal year slightly behind the benchmark.

THIS PORTFOLIO IS STRATEGICALLY UNDERWEIGHTED IN TREASURIES AND OVERWEIGHTED IN THE "SPREAD" SECTORS. WOULD THERE EVER BE A SCENARIO WHICH SPREADS WOULD TIGHTEN TO THE EXTENT THAT THIS STRATEGIC POSITIONING WOULD NO LONGER BE APPROPRIATE?

WGT: Yes, that could happen. Currently, the Portfolio is still underweighted in the Treasury sector. However, in the last six weeks we've reduced our holdings in mortgage securities. Also, we've traded out of mortgage securities that we felt had high "optionality" into other mortgage securities, which we think will have very low option-like characteristics going forward.

There are many different things we can buy in the mortgage market that come under the general heading of mortgages. An example would be multi-family loans that are securitized by Fannie Mae and Freddie Mac, but which are locked out from any pre-payments for long periods of time. A typical example would be a 10-year bond with a nine-and-a-half-year lockout of extraordinary pre-payment. So it's a very "bullet-like" security. It does amortize on a 30-year schedule, so it does roll down the curve. It also has pretty good yield characteristics, but very little "optionality" because, if the borrower chooses to pay it off, yield maintenance must be paid as well. This would amount to about an extra year's interest. That's a fairly high barrier against making a pre-payment. There are other securities like that in the marketplace as well. So we've shifted some of our emphasis in the Portfolio as volatility has come back into the marketplace.

Likewise, in corporates we've gotten rid of some of our callable positions and traded into bullet securities. With bullet or single-maturity securities, there is no option to retire them. There are no call features. With no embedded options on the part of the issuer to call the bonds, they tend to be more stable.

THE PORTFOLIO HAS RECENTLY GOTTEN OUT OF SOME SECTORS WHERE THE SPREADS ARE THE WIDEST. WHY?

WGT: That's because we have some concerns in those sectors, all triggered by the problems in the Far East, which then spread to Latin American markets, and eventually to our market. Things could get worse before they get better. Also, interest rates in the U.S. have declined significantly of late, which could lead to a wave of mortgage refinancing.

DO YOU EXPECT FURTHER VOLATILITY?

WGT: Yes. We don't think the volatility is going to end soon, even though it seems to be easing a bit, especially in the Asian markets. More than ever, we're all linked to each other, and the problems in Asia will continue to have an effect on all markets.

The other aspect of this issue pertains to a potential slowdown in global economies. The U.S. economy is of particular concern because we are at a very mature point in the economic cycle. We think there will be a fairly significant slowdown in GDP growth over the course of 1998.

WILL THAT BE GOOD FOR BONDS?

WGT: Certainly for Treasuries, and it should be good for investment grade corporates. It'll be bad for mortgages because they will be prepaid. It will also be bad news for high-yield securities, so we're looking to lighten up there. There's a very strong performance correlation between equities and high yield bonds. So if you have a lot of volatility in the equity market, it generally means that the high-yield market is going to have a problem as well, since these are riskier companies which have sold some equity, but are depending on debt for expansion.

Looking ahead, we'll likely own fewer option-laden securities and probably go up in quality, at least in the corporate market. Almost everything in the mortgage market is already AAA-rated and guaranteed by either the Government or an agency. We're still likely to be involved in the Brady bond market on an opportunistic, highly selective basis. We won't get completely out of high yield, but we'll seek higher ground in terms of quality in that sector. We're in the process of weeding out the weaker securities in the high-yield sector.

PORTFOLIO FACTS


INVESTMENT OBJECTIVE

The J.P. Morgan Bond Portfolio seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. The Portfolio is designed for investors who seek a total return over time that is higher than that generally available from a portfolio of short-term obligations while acknowledging greater price fluctuation of longer-term instruments.

--------------------------------------------------------------------------------

COMMENCEMENT OF OPERATIONS
1/3/95

--------------------------------------------------------------------------------

NET ASSETS AS OF 12/31/97
$15,899,125

--------------------------------------------------------------------------------

DIVIDEND PAYABLE DATES (IF APPLICABLE)
4/29/98 AND 12/11/98

--------------------------------------------------------------------------------

CAPITAL GAIN PAYABLE DATES (IF APPLICABLE)
4/29/98 AND 12/11/98

30-DAY SEC YIELD
5.81%

DURATION
4.71 years


EXPENSE RATIO

The Portfolio's current annualized expense ratio of 0.75% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The Portfolio is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, safekeeping Portfolio shares, or for wiring redemption proceeds from the Portfolio.

PORTFOLIO HIGHLIGHTS
ALL DATA AS OF DECEMBER 31, 1997

PORTFOLIO ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

- U.S. GOVERNMENT AGENCY OBLIGATIONS    25.5%

- CORPORATE OBLIGATIONS                 22.9%

- COLLATERALIZED MORTGAGE OBLIGATIONS
  & ASSET BACKED SECURITIES             15.5%

- SHORT-TERM INVESTMENTS                14.3%

- U.S. TREASURY OBLIGATIONS             10.7%

- FOREIGN CORPORATE OBLIGATIONS          6.5%

- SOVEREIGN BONDS                        3.9%

- CONVERTIBLE PREFERRED STOCKS           0.6%

- CONVERTIBLE BONDS                      0.1%


QUALITY BREAKDOWN
AAA*      63%
AA         5%
A         17%
Other     15%

*INCLUDES U.S. GOVERNMENT AGENCY OBLIGATIONS, U.S. TREASURY OBLIGATIONS AND
 SHORT-TERM INVESTMENTS.

LARGEST HOLDINGS


                                                  % OF TOTAL
(EXCLUDING SHORT-TERM INVESTMENTS)               INVESTMENTS
------------------------------------------------------------
US TREASURY BOND 6.50%, DUE 11/15/2026                 4.81%

FNMA 7.00%, DUE 4/01/2026                              2.35%

GNMA 7.00%, DUE 8/15/2012                              2.29%

PREMIER AUTO TRUST, SERIES 1995-3, CLASS A5
   6.15%, DUE 03/06/2000                               2.23%

GNMA 7.50%, DUE 4/15/2027                              2.06%

FNMA 7.00%, DUE 1/1/2026                               2.05%

FHLMC 6.50%, DUE 9/15/2023                             1.98%

FORD MOTOR CREDIT CORP., SERIES MTN,
   7.47%, DUE 7/29/1999                                1.95%

FNMA REMIC: PAC-1(11), SERIES 1993-
   78, CLASS G, 6.50%, DUE 11/25/2007                  1.93%

GENERAL MOTORS ACCEPTANCE CORP., 6.70%,
   DUE 06/24/1999                                      1.92%

J.P. MORGAN EQUITY PORTFOLIO


PORTFOLIO REVIEW

We are pleased to report that the J.P. Morgan Equity Portfolio posted an excellent return of 27.50% for the year ended December 31, 1997. The Portfolio edged out the Lipper Variable Annuity Growth & Income Average, which returned 27.21% for 1997.

In a year in which the S&P 500 Index beat 90% of all active money managers, the Portfolio was not able to keep pace with the Index's 33.36% return.

Bigger was better for much of 1997. The largest of the large-cap stocks dominated the financial papers on most trading days last year. The S&P 500 Index, which places more emphasis on its largest stocks, was buoyed by the large-cap outperformance, making it very hard for most active managers to keep up.

During the third quarter, the high valuations of many large-cap stocks began to give investors pause. As buyers concentrated on mid-caps and small-caps, the dominance of the large-caps started to wane. However, the crisis in Southeast Asia quickly drove investors back to the large-caps in a flight to quality.

In times of trouble, investors tend to buy what they perceive as more stable investments.

We underperformed our benchmark because we were not willing to invest your money in stocks that we believed offered little value for the price. The price/earnings ratios for many of the year's top performers were north of 40 -- a number we view as indicating a poor tradeoff between risk and return. Instead, we held more modestly valued stocks.

Our approach allowed us to keep pace with our peers and earn excellent returns for our shareholders in 1997, while keeping an eye on risk.

The Portfolio's net asset value per share increased from $13.68 on December 31, 1996 to $14.33 on December 31, 1997. During the year, the Portfolio paid $0.11 per share from net investment income, $1.07 per share from short-term capital gains, and $1.79 per share from long-term capital gains. In addition, the Portfolio's net assets grew from $5.3 million at the start of the year to $8.9 million at the end.

FUND PERFORMANCE


EXAMINING PERFORMANCE

There are several ways to evaluate a mutual fund's historical performance record. One approach is to take a look at the growth of a hypothetical investment of $10,000. The chart at right shows that $10,000 invested in the Portfolio on January 3, 1995* would have been worth $20,685 at December 31, 1997.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five or 10 years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.


GROWTH OF $10,000 SINCE INCEPTION*
JANUARY 3, 1995 -- DECEMBER 31,1997

[GRAPH]


             J.P. Morgan          Lipper Variable Annuity
           Equity Portfolio       Growth & Income Average             S&P 500 Index
           ----------------       -----------------------             -------------
Dec-94        10,000                    10,000                              10,000
Jun-95        11,940                    11,651                              12,021
Dec-95        13,378                    13,182                              13,758
Jun-96        14,620                    14,426                              15,147
Dec-96        16,223                    15,960                              16,917
Jun-97        19,024                    18,476                              20,403
Dec-97        20,685                    20,277                              22,561


Lipper performance averages are calculated by taking an arithmetic average of the returns of the funds in the group. The average annualized returns which result from this methodology will differ from annualizing the growth of the minimum initial investment.


PERFORMANCE                                     TOTAL RETURNS             AVERAGE ANNUAL TOTAL RETURNS
                                                ---------------------     ----------------------------
                                                THREE          SIX        ONE           SINCE
AS OF DECEMBER 31, 1997                         MONTHS         MONTHS     YEAR          INCEPTION*
----------------------------------------------------------------------    ----------------------------
J.P. Morgan Equity Portfolio                     -0.47%          8.73%     27.50%        27.41%
S&P 500 Index**                                   2.87%         10.58%     33.36%        31.15%
Lipper Variable Annuity
   Growth & Income Average                        0.69%          9.66%     27.21%        26.57%


*1/3/95 -- COMMENCEMENT OF OPERATIONS.

**THE S&P 500 INDEX: AN UNMANAGED INDEX USED TO PORTRAY THE PATTERN OF STOCK MOVEMENT BASED ON THE AVERAGE PERFORMANCE OF 500 WIDELY HELD U.S. LARGE CAP STOCKS. THE INDEX DOES NOT INCLUDE FEES OR OPERATING EXPENSES AND IS NOT AVAILABLE FOR DIRECT INVESTMENT.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. PORTFOLIO RETURNS ARE NET OF PORTFOLIO EXPENSES ONLY, INCLUDE REINVESTMENT OF DIVIDENDS AND REFLECT THE REIMBURSEMENT OF CERTAIN PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS FOR THE PORTFOLIO. HAD EXPENSES NOT BEEN SUBSIDIZED, THE PORTFOLIO'S RETURN WOULD HAVE BEEN LOWER. PORTFOLIO RETURNS DO NOT REFLECT ANY SEPARATE ACCOUNT EXPENSES IMPOSED ON THE VARIABLE CONTRACTS WHICH MAY INCLUDE A SALES CHARGE, PREMIUM TAX CHARGE, DAC TAX SALES CHARGE, COST OF INSURANCE, MORTALITY EXPENSES, SURRENDER AND OTHER CHARGES.

LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTOGRAPH]

The following is an interview with WILLIAM B. PETERSEN, a member of the portfolio management team for the J.P. Morgan Equity Portfolio. Bill joined Morgan in 1972 as a research analyst. He became a member of the firm's portfolio management team in 1977. This interview took place on February 2, 1998, and reflects Bill's views on that date.

THE WORD ON EVERYONE'S LIPS THESE DAYS IS "ASIA." HOW DID THE PORTFOLIO WEATHER THE INITIAL STORM, AND WHAT EFFECT DO YOU THINK THE ASIAN CRISIS WILL HAVE IN THE NEAR FUTURE?

WBP: October wasn't an easy time to be an equity manager. Our Portfolio had been outpacing its benchmark in the third quarter, when investors began to broaden their buying beyond the "Nifty Fifty" -- the 50 largest stocks in the S&P 500. Since we are overweighted in mid-cap stocks, we benefited from this shift. After the October correction, however, the 50 largest stocks became popular once more. The trouble overseas led investors to take refuge in the names they know and trust -- Coke, GE and the like.

Although the correction had let some of the steam out of these stocks' valuations, we still didn't view many of the Nifty Fifty as good buys. We stuck to our discipline, and thus lagged the S&P 500 for the fourth quarter and the full year. We believe that there is a tremendous amount of value to be found by investing outside of the largest companies.

Going forward, I believe investors will realize the U.S. has weathered the storm. At this writing, for example, the Dow is flirting once more with its all-time high, reached in August of 1997. Once investors begin to look for stocks that represent good value, they'll recognize that the largest of the large don't offer that value. In fact, some large companies may bring earnings disappointments as the effects of losses in their foreign units are felt on their income statements.

WHAT EFFECT WILL THE U.S. DOLLAR'S BULL MARKET HAVE ON U.S. EQUITIES?

WBP: As the U.S. dollar reaches new highs, our companies can be negatively impacted in two ways: (1) U.S. companies that export overseas become much less competitive in the global marketplace, and (2) the value of companies' foreign earnings declines when translated into dollar terms from a weaker currency. So large multinational companies may suffer from a strong dollar.

More important than those precise problems, however, is the vulnerability of the current market to any problem. High valuations make the market, like a tall house of cards, more susceptible to an upset. History has shown that, when stock valuations are as high as they are now, any disappointment, no matter how small, can be a negative catalyst.

AFTER SEVERAL YEARS OF OUTPERFORMANCE BY THE S&P 500, MANY INVESTORS VIEW INDEXING AS AN ATTRACTIVE ALTERNATIVE TO ACTIVE MANAGEMENT. HOW WOULD YOU COUNSEL THEM?

WBP: It's only natural to want to invest in the style that's been outperforming over the most recent period. The trouble lies in the cyclical nature of the market. Very often, a style (like indexing) is hot for a period of months or years, and then suddenly goes cold for a period of months or years. And, not coincidentally I think, most styles go cold right after they've received huge inflows of investment dollars.

The S&P 500 has been a very difficult benchmark for active managers to beat during the last several years, partly because of its concentration in the largest stocks by market capitalization. In fact, in 1997, only 10% of active equity mutual funds beat the Index. That's the lowest figure this decade.

However, not too long ago, in the early '90s, nearly two-thirds of the managers -- J.P. Morgan included -- were beating the Index. The point is that no investment style is right all the time. But good managers distinguish themselves by staying with their style, even when that style isn't paying off. And bad managers all have one thing in common: they frantically change what they're doing whenever it's not working, thus ensuring disaster.

We are quite optimistic about the performance of the Portfolio relative to the benchmark. We believe we're entering a period in which stock picking will add more value and be more important than it has been in recent years. If volatility continues to increase, and the stock market resumes more normal patterns of returns -- historically much closer to 10% than to 30% -- most investors will want active money management in their corner.

WHICH STOCKS AND SECTORS ADDED TO THE PORTFOLIO'S STRONG PERFORMANCE?

WBP: We benefited the most from our holdings in the services sector. Tele-Communications Inc. and Time Warner, two cable stocks that we owned, paid off for us in 1997. For more than three years, cable stocks had languished. Investors were betting that satellite TV, more than cable, would be the wave of the future. We believed otherwise, and held these stocks even though they were out of favor. In 1997, satellite TV was de-emphasized as the benefits of cable -- especially its use in conjunction with the Internet -- became clear. The cable stocks took off, and our research was rewarded.

We also benefited from an underweighting in utilities stocks, which did poorly as talk of deregulation in that industry led to falling stock prices.

WHICH INVESTMENT DECISIONS HELD THE PORTFOLIO BACK?

WBP: As I mentioned earlier, the biggest detriment was our decision not to own the high-flying large-cap stocks. Our underweightings in Microsoft and GE, in particular, caused our performance to deviate from the performance of the S&P 500, as those stocks make up a large portion of the Index and posted strong gains in 1997. However, Morgan's long-term success has come from placing as much emphasis on risk-adjusted returns as we do on absolute returns. Buying these stocks would have directly contradicted our mandate.

PORTFOLIO FACTS


INVESTMENT OBJECTIVE

The J.P. Morgan Equity Portfolio seeks to provide a high total return from a portfolio comprised of selected equity securities. The Portfolio invests primarily in the common stock of U.S. corporations with market capitalizations above $1.5 billion. The Portfolio is designed for investors who want an actively managed portfolio of selected equity securities that seeks to outperform the S&P 500 Index.

--------------------------------------------------------------------------------

COMMENCEMENT OF OPERATIONS
1/3/95

--------------------------------------------------------------------------------

NET ASSETS AS OF 12/31/97
$8,892,312

--------------------------------------------------------------------------------

DIVIDEND PAYABLE DATES (IF APPLICABLE)
4/29/98 AND 12/18/98

--------------------------------------------------------------------------------

CAPITAL GAIN PAYABLE DATES (IF APPLICABLE)
4/29/98 AND 12/18/98


EXPENSE RATIO

The Portfolio's current annualized expense ratio of 0.90% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The Portfolio is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, safekeeping Portfolio shares, or for wiring redemption proceeds from the Portfolio.


PORTFOLIO HIGHLIGHTS
ALL DATA AS OF DECEMBER 31, 1997

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

- CONSUMER GOODS
  & SERVICES             22.3%

- TECHNOLOGY             15.5%

- FINANCE                15.4%

- HEALTH CARE            11.1%

- UTILITIES               9.4%

- ENERGY                  8.5%

- INDUSTRIAL PRODUCTS
  & SERVICES              7.9%

- SHORT-TERM & OTHER
  INVESTMENTS             5.2%

- BASIC INDUSTRIES        3.5%

- TRANSPORTATION          1.2%


LARGEST HOLDINGS
(EXCLUDING SHORT-TERM INVESTMENTS)                % OF TOTAL INVESTMENTS
------------------------------------------------------------------------
TOSCO CORP                                                  2.9%
   (ENERGY)

PROCTER & GAMBLE CO.                                        2.6%
   (CONSUMER GOODS & SERVICES)

FIRST UNION CORP. (FINANCE)                                 2.5%

WARNER-LAMBERT CO. (HEALTH CARE)                            2.4%

EXXON CORP. (ENERGY)                                        2.1%

UNITED HEALTHCARE CORP.                                     2.0%
   (HEALTH CARE)

FEDERAL NATIONAL MORTGAGE ASSOCIATION                       1.9%
   (FINANCE)

PHILIP MORRIS COMPANIES, INC.                               1.9%
   (CONSUMER GOODS & SERVICES)

ANHEUSER BUSCH COMPANIES, INC.                              1.9%
   (CONSUMER GOODS & SERVICES)

BRISTOL-MYERS SQUIBB CO. (HEALTH CARE)                      1.9%

J.P. MORGAN SMALL COMPANY PORTFOLIO


PORTFOLIO REVIEW

We are pleased to report that J.P. Morgan Small Company Portfolio posted an excellent return of 22.50% for the year ended December 31, 1997.

The Portfolio edged out its benchmark, the Russell 2000 Index, which returned 22.36% for 1997. Our outperformance is more striking when you note that the Portfolio lagged the Index for the first six months of the year. We surpassed the return of the Lipper Variable Annuity Small Cap Funds Average, which earned 18.95% for the 12 months.

The Portfolio had a bumpy ride in 1997. The first quarter was difficult for us, as we suffered a decline along with the benchmark. In the second quarter, small-cap stocks recovered, and the Portfolio was able to make up its losses. The third quarter saw small-caps handily outperform large-caps. Then, in the fourth quarter, the small-cap market suffered because of the Asian crisis. Large-caps reasserted their dominance as investors responded to market volatility by taking refuge in the blue chip names they know.

Although the fourth quarter was challenging for small-cap managers, the portfolio was able to outperform its benchmark, the Russell 2000 Index, during October's market turbulence. Two things helped us: (1) our emphasis on reasonable valuations, and (2) our sector-neutral approach to investing. First, we do not buy stocks that we view as overvalued. These stocks may look tempting, but historically they have been much more vulnerable to market upsets. Second, we maintain sector, or industry group, weightings similar to those of our benchmark. This helps to lessen the risks associated with putting all your investment eggs in a few baskets. We were pleased that our measured approach served our shareholders well in October.

The 12 months through December represented the stock market's most volatile year since 1987. If volatility continues to be a factor going forward, we believe we are well-positioned to steer a straight course. Our slightly below-market beta, combined with our broad diversification -- roughly 260 stocks -- should help us earn the growth of small-cap stocks while providing you with somewhat more consistent returns than the average small-cap fund.

The portfolio's net asset value per share increased from $12.53 on December 31, 1996 to $13.09 on December 31, 1997. During the year, the Portfolio paid $0.04 per share in dividend income, $1.25 per share from short-term capital gains, and $0.72 per share in long-term capital gains. In addition, the Portfolio's net assets grew from $3.9 million at the start of the year to $5.2 million at the end of the year.

FUND PERFORMANCE


EXAMINING PERFORMANCE

There are several ways to evaluate a mutual fund's historical performance record. One approach is to take a look at the growth of a hypothetical investment of $10,000. The chart at right shows that $10,000 invested in the Portfolio on January 3, 1995* would have been worth $19,824 at December 31, 1997.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five or 10 years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.


GROWTH OF $10,000 SINCE INCEPTION*
JANUARY 3, 1995 -- DECEMBER 31,1997

[GRAPH]


                 J.P. Morgan                                         Lipper Variable
          Small Company Portfolio    Russell 2000 Index       Annuity Small Cap Funds Average
          -----------------------    ------------------       -------------------------------
Dec-94             10,000                   10,000                        10,000
Jun-95             11,760                   11,442                        11,398
Dec-95             13,287                   12,844                        12,860
Jun-96             14,777                   14,175                        14,696
Dec-96             16,183                   14,963                        15,383
Jun-97             17,395                   16,489                        16,704
Dec-97             19,824                   18,308                        18,340


Lipper performance averages are calculated by taking an arithmetic average of the returns of the funds in the group. The average annualized returns which result from this methodology will differ from annualizing the growth of the minimum initial investment.


PERFORMANCE                                     TOTAL RETURNS             AVERAGE ANNUAL TOTAL RETURNS
                                                ---------------------     ----------------------------
                                                THREE          SIX        ONE           SINCE
As of December 31, 1997                         MONTHS         MONTHS     YEAR          INCEPTION*
------------------------------------------------------------------------------------------------------
J.P. Morgan Small Company Portfolio              -1.62%         13.97%     22.50%        25.62%
Russell 2000 Index**                             -3.35%         11.03%     22.36%        22.33%
Lipper Variable Annuity
   Small Cap Funds Average                       -4.87%          9.62%     18.95%        21.61%


*1/3/95 -- COMMENCEMENT OF OPERATIONS.

**THE RUSSELL 2000 INDEX: AN UNMANAGED INDEX USED TO PORTRAY THE PATTERN OF STOCK MOVEMENT BASED ON THE AVERAGE PERFORMANCE OF 2000 U.S. SMALL CAP STOCKS. THE INDEX DOES NOT INCLUDE FEES OR OPERATING EXPENSES AND IS NOT AVAILABLE FOR DIRECT INVESTMENT.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. PORTFOLIO RETURNS ARE NET OF PORTFOLIO EXPENSES ONLY, INCLUDE REINVESTMENT OF DIVIDENDS AND REFLECT THE REIMBURSEMENT OF CERTAIN PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS FOR THE PORTFOLIO. HAD EXPENSES NOT BEEN SUBSIDIZED, THE PORTFOLIO'S RETURN WOULD HAVE BEEN LOWER. PORTFOLIO RETURNS DO NOT REFLECT ANY SEPARATE ACCOUNT EXPENSES IMPOSED ON THE VARIABLE CONTRACTS WHICH MAY INCLUDE A SALES CHARGE, PREMIUM TAX CHARGE, DAC TAX SALES CHARGE, COST OF INSURANCE, MORTALITY EXPENSES, SURRENDER AND OTHER CHARGES.

LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTOGRAPH]

The following is an interview with STEPHEN J. RICH, a member of the portfolio management team for the J.P. Morgan Small Company Portfolio. Steve joined Morgan in 1991, and has held positions in Morgan's structured equity and balanced/equity groups. He was educated at Princeton University, and is currently pursuing a Masters degree in Business Administration at New York University. This interview took place on February 3, 1998, and reflects Steve's views on that date.

STEVE, THIS WAS A ROLLER COASTER YEAR FOR SMALL-CAP STOCKS. WHAT CAN SMALL-CAP INVESTORS EXPECT IN 1998?

SJR: Our research tells us that the outlook for small-cap stocks is good for two reasons. Most importantly, relative valuations favor small-cap stocks right now. The price/earnings ratio of small stocks indicates that smaller companies are offering better returns for the money than larger companies. The biggest stocks are currently trading at historically high price/earnings ratios, while the Russell 2000 Index has what we consider a more reasonable price/earnings. Price/book ratios tell a similar story. Large-cap stocks have been outperforming small-caps for several years, and market history shows that the best time to buy a stock or style is after it's been out of favor and is priced reasonably.

The second reason small-caps look good as we enter 1998 is that the U.S. dollar is reaching new highs. A strong U.S. dollar can negatively impact large companies in two ways: (1) U.S. companies that export overseas become much less competitive in the global marketplace, and (2) the value of companies' foreign earnings declines when translated into dollar terms from a weaker currency. So large multinational companies may suffer from a strong dollar. Small companies, which are more insulated from world events, should do better in contrast.

WHAT IMPACT DO YOU THINK THE TROUBLE IN ASIA WILL HAVE ON THE SMALL-CAP MARKET?

SJR: During the fourth quarter, the difficulties overseas led investors back to large-cap stocks in droves. For all their benefits, small-cap stocks are more volatile, and have a greater likelihood of failing to report earnings in times of trouble than do large-caps. In late 1997, investors overlooked the high valuations of large-caps in favor of greater perceived stability.

But buying large-caps today requires a willingness to turn a blind eye to the fact that many of these large companies make the bulk of their profits from overseas business. Coca-Cola, for example, earns a substantial portion of its revenues outside the U.S. We believe that, once investors think this through, they'll re-evaluate their holdings and decide to focus their investments in companies that are less vulnerable to the fluctuations of world markets.

HAVEN'T SOME SMALL-CAP SECTORS BEEN BUFFETED BY THE TROUBLE IN ASIA?

SJR: Sure. Technology stocks and basic industry stocks are two small-cap sectors that have been affected. The techs have seen sales in Asia suffer, and have had to cope with less reliable Asian suppliers of parts. The market realized this almost immediately, and tech stocks were hard hit in October. Basic industry stocks -- wood and steel companies, for example -- are suffering as well. As the global expansion slows, the building boom in developing Asian nations is coming to a standstill. The resulting surplus of raw materials will affect pricing around the globe.

The benefit of our style of management is that we never overweight industry groups in our Portfolio. While many of our small-cap peers have the flexibility to load up on sectors that they believe will outperform, we keep our industry group weightings close to those of the Russell 2000 Index. Thus, we are less likely to be the victims of an industry group "blow up."

WHICH STOCK SELECTION DECISIONS HELPED THE PORTFOLIO'S PERFORMANCE?

SJR: Banks and health services were two of our strongest sectors. One of the main contributors to our performance for the year was D.R. Horton. We've held a large position in this stock for some time, even when it was widely overlooked by Wall Street's consensus. D.R. Horton builds and sells high-quality single-family homes, usually to first-time buyers. Their entrepreneurial management structure and conservative approach to land purchases have placed them in good standing -- they have the highest margin and are the fastest growing of any home builder. In the current environment of strong economic growth and low interest rates, builders of new homes are growing rapidly.

WHICH STOCKS INHIBITED THE PORTFOLIO'S PERFORMANCE?

SJR: The consumer staple, miscellaneous finance and transportation sectors held us back. American Pad and Paper was one of our biggest problems -- it lost 22.6% for the year. The company announced an earnings disappointment, which it attributed to the competitive pricing environment in its commodity envelope business. We believe that this stock has fundamental value, and that its problems are short-term in nature, so we took advantage of the lower price and added to our position.

Because of our systematic investment approach, however, no single stock can have an overwhelmingly negative impact on the Portfolio. We diversify so broadly that our largest positions usually make up no more than 4% of the Portfolio's assets. This is yet another way that we seek to earn consistent returns that are superior to our benchmark.

PORTFOLIO FACTS


INVESTMENT OBJECTIVE

The J.P. Morgan Small Company Portfolio seeks to provide a high total return from a portfolio comprised of equity securities of small companies. The Portfolio invests at least 65% of the value of its total assets in the common stock of small U.S. companies primarily with market capitalizations of less than $1 billion. The Portfolio is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of stocks of large companies.

--------------------------------------------------------------------------------

COMMENCEMENT OF OPERATIONS
1/3/95

--------------------------------------------------------------------------------

NET ASSETS AS OF 12/31/97
$5,195,845

--------------------------------------------------------------------------------

DIVIDEND PAYABLE DATES (IF APPLICABLE)
4/29/98 AND 12/11/98

--------------------------------------------------------------------------------

CAPITAL GAIN PAYABLE DATES (IF APPLICABLE)
4/29/98 AND 12/11/98


EXPENSE RATIO

The Portfolio's current annualized expense ratio of 1.15% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services after reimbursement. The Portfolio is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, safekeeping Portfolio shares, or for wiring redemption proceeds from the Portfolio.


PORTFOLIO HIGHLIGHTS
ALL DATA AS OF DECEMBER 31, 1997

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

- FINANCE                22.4%

- INDUSTRIAL PRODUCTS
  & SERVICES             12.9%

- CONSUMER GOODS
  & SERVICES             12.3%

- BASIC INDUSTRIES       11.5%

- TECHNOLOGY             10.8%

- HEALTH CARE            10.7%

- UTILITIES               6.8%

- ENERGY                  3.8%

- OTHER                   5.1%

- SHORT-TERM
  INVESTMENTS             3.7%


LARGEST HOLDINGS
(EXCLUDING SHORT-TERM INVESTMENTS)         % OF TOTAL INVESTMENTS
-----------------------------------------------------------------
CAPITAL RE CORP. (FINANCE)                          3.4%

DEKALB GENETICS CORP., CLASS B                      3.0%
   (BASIC INDUSTRIES)

D.R. HORTON, INC.                                   2.8%
   (INDUSTRIAL PRODUCTS & SERVICES)

COMMERCIAL METAL CO. (BASIC INDUSTRIES)             2.1%

RENAISSANCERE HOLDINGS, LTD. (FINANCE)              1.6%

INTERMET CORP.
   (INDUSTRIAL PRODUCTS AND SERVICES)               1.6%

CENTRAL LOUISIANA ELECTRIC CO. (UTILITIES)          1.6%

WABASH NATIONAL CORP
   (INDUSTRIAL PRODUCTS & SERVICES)                 1.4%

GARDEN RIDGE CORP.
   (CONSUMER GOODS & SERVICES)                      1.2%

ORBITAL SCIENCES CORP. (TECHNOLOGY)                 1.2%


J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO


PORTFOLIO REVIEW

We are pleased to report that the J.P. Morgan International Opportunities Portfolio provided an impressive 5.43% return for the fiscal year ended December 31, 1997. The Portfolio outperformed the 1.78% return of its benchmark, the MSCI EAFE Index, for the same annual period. The Portfolio's strong performance is largely attributable to its low weighting in Japan; this market struggled throughout 1997, and ended the year quite poorly. Portfolio performance was also enhanced by a healthy exposure to the strongly performing European markets.

Exposure to emerging markets was a two-edged sword: in the first nine months of 1997, emerging market exposure enhanced portfolio performance. However, the Asian crisis of the fourth quarter -- and the extreme mark-downs it created in most emerging markets -- negatively impacted the Portfolio.

Overall, however, stock-selection decisions were strong, and the Portfolio ended its year well ahead of its benchmark.

The Portfolio's net asset value per share decreased from $11.73 on December 31, 1996 to $10.60 at the end of the 12 months under review, after making distributions of $0.41 from net investment income, $0.46 from long-term capital gains and $0.85 from short-term capital gains. In addition, the Portfolio's net assets advanced from $6.2 million on December 31, 1996 to $6.8 million on December 31, 1997.

FUND PERFORMANCE

EXAMINING PERFORMANCE

There are several ways to evaluate a mutual fund's historical performance record. One approach is to take a look at the growth of a hypothetical investment of $10,000. The chart at right shows that $10,000 invested in the Portfolio on January 3, 1995* would have been worth $13,406 at December 31, 1997.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five or 10 years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

GROWTH OF $10,000 SINCE INCEPTION
JANUARY 3, 1995 -- DECEMBER 31,1997

[GRAPH]


            J.P. Morgan International                             Lipper Variable Annuity
             Opportunities Portfolio   MSCI EAFE Index     International Opportunities Average
             -----------------------   ---------------     -----------------------------------
Dec-94             10,000                   10,000                        10,000
Jun-95             10,230                   10,260                        10,407
Dec-95             11,236                   11,121                        11,191
Jun-96             12,002                   11,623                        12,276
Dec-96             12,715                   11,793                        12,802
Jun-97             14,034                   13,115                        14,354
Dec-97             13,406                   12,003                        13,484

Lipper performance averages are calculated by taking an arithmetic average of the returns of the funds in the group. The average annualized returns which result from this methodology will differ from annualizing the growth of the minimum initial investment.


PERFORMANCE                                     TOTAL RETURNS             AVERAGE ANNUAL TOTAL RETURNS
                                                ---------------------     ----------------------------
                                                THREE          SIX        ONE           SINCE
AS OF DECEMBER 31, 1997                         MONTHS         MONTHS     YEAR          INCEPTION*
---------------------------------------------------------------------     ----------------------------
J.P. Morgan International
   Opportunities Portfolio                       -6.75%         -4.48%     5.43%         10.25%
MSCI EAFE Index**                                -7.83%         -8.48%     1.78%          6.27%
Lipper Variable Annuity
   International Opportunities Average           -7.34%         -5.94%     5.17%         11.63%

*1/3/95 -- COMMENCEMENT OF OPERATIONS.

**MSCI EAFE INDEX IS AN UNMANAGED INDEX USED TO TRACK THE AVERAGE PERFORMANCE OF OVER 900 SECURITIES LISTED ON THE STOCK EXCHANGES OF COUNTRIES IN EUROPE, AUSTRALASIA, AND THE FAR EAST. THE INDEX DOES NOT INCLUDE FEES OR OPERATING EXPENSES AND IS NOT AVAILABLE FOR DIRECT INVESTMENT.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. PORTFOLIO RETURNS ARE NET OF PORTFOLIO EXPENSES ONLY, INCLUDE REINVESTMENT OF DIVIDENDS, AND REFLECT THE REIMBURSEMENT OF CERTAIN PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS FOR THE PORTFOLIO. HAD EXPENSES NOT BEEN SUBSIDIZED, THE PORTFOLIO'S RETURN WOULD HAVE BEEN LOWER. PORTFOLIO RETURNS DO NOT REFLECT ANY SEPARATE ACCOUNT EXPENSES IMPOSED ON THE VARIABLE CONTRACTS WHICH MAY INCLUDE A SALES CHARGE, PREMIUM TAX CHARGE, DAC TAX SALES CHARGE, COST OF INSURANCE, MORTALITY EXPENSES, SURRENDER AND OTHER CHARGES.

LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

Portfolio manager Q&A

[PHOTOGRAPH]

Following is an interview with NIGEL F. EMMETT, a portfolio manager with the International Equity Group. Nigel joined J.P. Morgan in 1997. Prior to J.P. Morgan, he was employed by Brown Brothers Harriman & Co. in New York and Gartmore Investment Management in London. Nigel earned a B.A. degree in Economics from Manchester University, is an Associate Member of the Institute of Investment Management and Research (AIIMR), and is a Chartered Financial Analyst. This interview was conducted on February 10, 1998 and reflects his views on that date.

THE PORTFOLIO ENDED ITS FISCAL YEAR DURING A VERY VOLATILE TIME FOR INTERNATIONAL AND EMERGING EQUITY MARKETS. WOULD YOU COMMENT ON WHAT CAUSED THAT TURBULENCE?

NFE: The September through December period saw volatility around the world, in reaction to economic problems and currency devaluations in the Southeast Asian region. Many SE Asian currencies were pegged to the U.S. dollar, meaning their currency values were kept at levels near the value of the U.S. dollar. Throughout the summer, investors began to question the sustainability of those pegs to the U.S. dollar. In other words, based on the overheated and unhealthy economic scenarios in many of these SE Asian countries, investors were understanding that many SE Asian currencies were unjustifiably expensive, and a widespread sell-off of these currencies occurred. As a result, there were severe devaluations of the currencies in Thailand, Malaysia, and Indonesia.

The selling momentum carried into the last months of the year, and currency speculators moved into Hong Kong -- which was actually considered one of the healthier SE Asian economies. When the Hong Kong dollar was threatened with devaluation, the world took notice. That seemed to be the catalyst for investors to scrutinize the world's equity markets, and reprice downward where it was perceived that greater risk actually existed. As a result, October saw a "repricing of risk." While some of the selling was justified and based on investors' understanding that the fundamentals behind the prices were weaker than originally perceived, other selling was more "sympathetic," and occurred despite strong fundamentals. Either way, the world saw a lot of turbulence at the end of 1997.

DESPITE THIS VOLATILITY THROUGHOUT THE WORLD, EUROPEAN EQUITY MARKETS OVERALL POSTED A STRONG 1997 RETURN. WHAT WERE THE PRIMARY REASONS FOR EUROPE'S ADVANCE?

NFE: In an environment of generally poor international equity returns in the calendar year 1997, European equity markets stood out as being among the best performers. The MSCI Europe Index returned 23.80% (in U.S. dollar terms), compared to an overall international equity return of 1.80% (MSCI EAFE Index). European markets benefited from a low interest rate environment, as well as from the trend we've seen over the last couple of years of ongoing mergers and restructurings, and the reduced corporate costs which have resulted.

What also helped European markets was a solid macro-economic picture. European governments have done a very good job of controlling their spending to keep inflation low. Additionally, they have used interest rates as a tool to keep inflation rates low, which should help Europe's competitiveness going forward.

JAPAN, HASN'T PERFORMED WELL FOR A VERY LONG TIME. DO WE EXPECT A TURNAROUND
SOON?

NFE: Japan is the one major market where there is more of an economic justification for the decline of its equities. Japanese earnings have been quite depressed over the last few years without much of a rebound. Also, prospects for an earnings upsurge for Japanese domestic companies -- OR increasing growth for the domestic economy -- remain very subdued.

The one bright spot on the Japanese horizon has been the earnings growth of the Japanese exporters; they've benefited from a weak yen versus the U.S. dollar. Having said that, however, the devaluation of SE Asian currencies has obviously had a negative impact on the export competitiveness of Japanese companies. And of particular importance is the fact that some of the Northeast Asian currencies, such as the Taiwanese dollar and the Korean won, have also been hit; these countries are the real competitors in industrial terms with Japan. So the devaluations have made Japanese exports look more expensive. For a while, the yen had stubbornly refused to move. But the fact that Japanese exporters started to look less competitive made investors question the levels of the Japanese market, which eventually further hurt equity performance.

Going forward, however, we think the Japanese market is structurally changing, and moving toward deregulation and increased competition. The telecommunications, pharmaceutical, and retail sectors are all becoming increasingly deregulated, which should have positive long-term effects. Also, we've seen a number of companies in Japan go bankrupt -- two construction companies in September. It would have been unheard of two or three years ago for large Japanese companies to go bankrupt, but now it is happening. In reality, this will also have positive long-term effects. The traditional Japanese companies, used to operating in a protected domestic environment, will have to exert tighter controls over their costs, in order to prosper in the future.

Right now, however, domestic demand remains stubbornly weak in Japan. We're also not seeing the sort of margin improvements from companies that we might have expected. So while the large exporters have done a good job of improving their costs, we believe more structural change is needed in the domestic sector before Japan turns around. We still need to see further evidence of restructuring in the domestic sector, which we aren't seeing just yet.

COMMENT ON THE INVESTMENT PERFORMANCE OF THE PORTFOLIO -- PARTICULARLY IN TERMS OF COUNTRY WEIGHTING AND STOCK SELECTION -- THROUGHOUT THE ANNUAL PERIOD.

NFE: Compared to many international equity funds in 1997, the Portfolio had a very positive year. Regarding country-allocation decisions, the Portfolio benefited in particular from its low weighting in Japan (relative to the MSCI EAFE Index, for instance). The Portfolio's highest exposure in Japan last year was approximately

15%, compared to the 25% in the EAFE Index. With Japan being down almost -24% last year (in U.S. dollar terms) the Portfolio obviously benefited from its low Japanese exposure.

Another positive for the Portfolio was its high exposure to European equity markets. European markets were up 23.80% in 1997 (in U.S. dollar terms). However, emerging market exposure did hurt performance in the final quarter of the year, as the Asian crisis -- and its contagion effect on other emerging countries -- caused a severe mark-down in most emerging equity markets during the fourth quarter.

In terms of stock selection, we were able to add significant value. In Europe, for instance, stock-selection decisions in Germany and Italy were most beneficial. In other markets, however, stock-selection decisions detracted from the Portfolio's performance. Japanese and U.K. holdings were the two major negatives in this area. In the U.K., the Portfolio had little expsoure to the highest-cap stocks, as we believed they were overvalued and too expensive. It turned out, however, that the large-cap stocks in the U.K. market performed well, and better than the mid-cap stocks in which the Portfolio was invested.

However, the Portfolio benefited from some good stock choices. Even in emerging markets, the decline experienced in the last quarter of the period was not as severe because of successful stock-selection decisions. In other words, while emerging markets in general went down in the fourth quarter, Portfolio performance went down less because many of its holdings performed better than the Index.

LOOKING AHEAD TO 1998, WHERE DO YOU EXPECT TO FIND GOOD INVESTMENT
OPPORTUNITIES?

NFE: There are still areas where volatility is too great to capitalize on opportunity. But our longer-term valuation analysis suggests that some of the Asian markets are beginning to look attractive. For example, while we continue to limit the Portfolio's exposure to Malaysia, we have increased exposure to Singapore, where we think there is good value. Since Singapore is a service-oriented economy -- rather than industrial-orientated, like Malaysia -- we believe it is less vulnerable to the impact of devaluations.

We have also increased the Portfolio's exposure in Korea and Thailand. While conditions are still not perfect, the fall in prices already reflects a lot of bad news. However, to be pragmatic and employ a tactical perspective, we expect continued volatility over the near term. And I think the key issue for the upcoming year is when and how much to return to Asia. While we believe that value has returned to Asia -- and we are likely to be net buyers, not sellers, in the region -- timing will be a key issue. Two other economies in the region our analysis deems attractive are Australia and New Zealand.

Also important, regarding opportunities in Europe, we expect in some markets -- where companies continue to restructure -- to see positive surprises on the earnings front; these markets should then continue to provide buoyant returns in 1998. We continue to favor Germany, the U.K., and Italy. We also believe Ireland, because of its good economic backdrop, will offer promising opportunities.

PORTFOLIO FACTS

INVESTMENT OBJECTIVE

The J.P. Morgan International Opportunities Portfolio seeks to provide a high total return from a portfolio comprised of equity securities of foreign corporations. The Portfolio is designed for investors with a long-term investment horizon who want to diversify their investments by adding international equities and take advantage of investment opportunities outside the U.S. As an international investment, the Portfolio is subject to foreign market, political, and currency risks.

--------------------------------------------------------------------------------

COMMENCEMENT OF OPERATIONS
1/3/95

--------------------------------------------------------------------------------

NET ASSETS AS OF 12/31/97
$6,779,901

--------------------------------------------------------------------------------

DIVIDEND PAYABLE DATES (IF APPLICABLE)
4/29/98 AND 12/18/98

--------------------------------------------------------------------------------

CAPITAL GAIN PAYABLE DATES (IF APPLICABLE)
4/29/98 AND 12/18/98

EXPENSE RATIO

The Portfolio's annualized expense ratio of 1.20% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The Portfolio is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, safekeeping Portfolio shares, or for wiring redemption proceeds from the Portfolio.

PORTFOLIO HIGHLIGHTS
ALL DATA AS OF DECEMBER 31, 1997

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

- EUROPE/AFRICA          61.3%

- ASIA PACIFIC           15.6%

- JAPAN                   9.5%

- LATIN AMERICA           9.4%

- CANADA                  3.0%

- OTHER                   1.2%



LARGEST HOLDINGS
(EXCLUDING SHORT-TERM HOLDINGS)    % OF TOTAL INVESTMENTS
---------------------------------------------------------
MUENCHENER RUECKVERSICHERUNGS
   GESELLSCHAFT AG (GERMANY)                        1.72%
NESTLE SA (SWITZERLAND)                             1.39%
POTASH CORP. OF SASKATCHEWAN INC. (CANADA)          1.39%
COMPAGNIE GENERALE DES EAUX (FRANCE)                1.38%
GLAXO WELLCOME PLC (U.K.)                           1.34%
TELECOM ITALIA SPA-RNC (ITALY)                      1.34%
INSTITUTO NAZIONALE DELLE
ASSICURAZIONI (ITALY)                               1.32%
ROYAL BANK OF SCOTLAND GROUP PLC (U.K.)             1.30%
IBERDROLA SA (SPAIN)                                1.27%
VEBA AG (GERMANY)                                   1.25%


DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. IS THE PORTFOLIOS' INVESTMENT ADVISER. SHARES OF THE PORTFOLIOS PRESENTLY ARE OFFERED ONLY TO VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS ESTABLISHED BY INSURANCE COMPANIES TO FUND VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND QUALIFIED PENSION AND RETIREMENT PLANS OUTSIDE THE SEPARATE ACCOUNT CONTEXT.

Shares of the Portfolios and investments in the variable contracts are not bank deposits and are not guaranteed by any bank, government entity, or the FDIC. Return and share price will fluctuate and redemption value may be more or less than original cost.

Reference to specific securities and their issuers are for illustrative purposes only and should not be interpreted as recommendations to purchase or sell these securities. There is no assurance the Portfolios will continue to hold these securities.

Please call (800) 221-7930 for a prospectus which contains more complete information, including contract charges and deductions, and Portfolio fees and expenses. Please read the prospectuses for complete details including risk considerations.

                    THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY

J.P. MORGAN TREASURY MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------

  PRINCIPAL                                                                             YIELD TO
    AMOUNT                                                                             MATURITY/
(IN THOUSANDS)                  SECURITY DESCRIPTION                 MATURITY DATES       RATE          VALUE
--------------    -------------------------------------------------  --------------   ------------   -----------
U.S. TREASURY OBLIGATIONS (100.9%)
$       1,586     United States Treasury Bills.....................       01/22/98     4.550-5.195%  $ 1,581,265
           50     United States Treasury Notes.....................       10/31/98           5.875        50,093
                                                                                                     -----------
                      TOTAL U.S. TREASURY OBLIGATIONS..............                                    1,631,358
                                                                                                     -----------

OTHER INVESTMENT COMPANIES (0.5%)
            9     Seven Seas Money Market Fund.....................       01/02/98           5.620         8,679
                                                                                                     -----------
                  TOTAL INVESTMENTS (COST $1,640,045) (101.4%)....................................     1,640,037
                  LIABILITIES IN EXCESS OF OTHER ASSETS (-1.4%)...................................       (22,802)
                                                                                                     -----------
                  NET ASSETS (100.0%).............................................................   $ 1,617,235
                                                                                                     -----------
                                                                                                     -----------

------------------------------
Note: For Federal Income Tax Purposes, the cost of securities at December 31, 1997, was substantially the same as the cost for financial statement purposes. The aggregate gross unrealized appreciation and depreciation was $0 and $8, respectively, resulting in net unrealized depreciation of $8.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                   MOODY'S/S&P
 PRINCIPAL                                                            RATING
   AMOUNT                     SECURITY DESCRIPTION                 (UNAUDITED)       VALUE
------------    -------------------------------------------------  ------------   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET BACKED SECURITIES (15.4%)
FINANCIAL SERVICES (15.4%)
$     75,000    BTC Mortgage Investment Trust, Series 1997-S1,
                  Class B, (144A), 6.454% due 12/31/09...........    Aaa/AAA      $     75,000
     250,000    Caterpillar Financial Asset Trust, Series 1996-A,
                  Class A3, Callable, 6.30% due 05/25/02.........    Aaa/AAA           251,217
     200,000    CS First Boston Mortgage Securities Corp.,
                  Sequential Payer, Series 1997-C2, Class A1,
                  Callable, 6.40% due 02/17/04...................    Aaa/AAA           201,187
     100,000    CS First Boston Mortgage Securities Corp., Series
                  1997-C2, Class B, Callable, 6.72% due
                  11/19/07.......................................     Aa2/NR           100,594
     200,000    First Omni Credit Card Master Trust, Series
                  1996-A, Class A, Callable, 6.65% due
                  09/15/03.......................................    Aaa/AAA           204,428
      60,000    Green Tree Financial Corp., Sequential Payer,
                  Series 1994-1, Class A4, Callable, 7.20% due
                  04/15/19.......................................     Aa2/NA            61,542
     200,000    Green Tree Home Improvement Loan Trust, Series
                  1997-E, Class HEA2, Callable, 6.39% due
                  01/15/29.......................................     NR/AAA           200,218
      20,000    Green Tree Recreational, Equipment & Consumer
                  Trust, Sequential Payer, Series 1996-A, Class
                  A1, Callable, 5.55% due 02/15/18...............    Aaa/AAA            19,917
     200,000    Morgan Stanley Capital I, Series 1997-RR, Class
                  D, Callable, 7.72% due 03/28/10................     NR/NR            193,031
      77,972    Nationsbank Auto Owner Trust, Sequential Payer,
                  Series 1996-A, Class A2, Callable, 6.125% due
                  07/15/99.......................................    Aaa/AAA            78,010
       9,668    Premier Auto Trust, Sequential Payer, Series
                  1993-6, Class A2, Callable, 4.65% due
                  11/02/99.......................................    Aaa/AAA             9,584
     350,000    Premier Auto Trust, Sequential Payer, Series
                  1995-3, Class A5, Callable, 6.15% due
                  03/06/00.......................................    Aaa/AAA           350,605
     100,000    Safeco Capital Trust I, 8.072% due 07/15/37......     NA/NA            105,107
     200,000    Sears Credit Account Master Trust, Series 1996-2,
                  Class A, Callable, 6.50% due 10/15/03..........    Aaa/AAA           201,444
     100,000    The Money Store Home Equity Trust, Series 1997-B,
                  Class A3, Callable, 6.52% due 07/15/12.........    Aaa/AAA           100,987
     150,700    World Omni Automobile Lease Securitization Trust,
                  Sequential Payer, Series 1996-A, Class A1,
                  Callable, 6.30% due 06/25/02...................    Aaa/AAA           150,863
      89,117    World Omni Automobile Lease Securitization Trust,
                  Sequential Payer, Series 1996-B, Class A1,
                  Callable, 5.95% due 11/15/02...................    Aaa/AAA            89,101
      50,000    World Omni Automobile Lease Securitization Trust,
                  Sequential Payer, Series 1997-A, Class A2,
                  Callable, 6.75% due 06/25/03...................    Aaa/AAA            50,871
                                                                                  ------------
                    TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS AND
                      ASSET BACKED SECURITIES (COST
                      $2,434,344)................................                    2,443,706
                                                                                  ------------

CONVERTIBLE BONDS (0.1%)
RETAIL (0.1%)
      10,000    Corporate Express Inc., Callable 07/01/99, 4.50%
                  due 07/01/00 (cost $8,770).....................      B3/B              8,762
                                                                                  ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                   MOODY'S/S&P
 PRINCIPAL                                                            RATING
   AMOUNT                     SECURITY DESCRIPTION                 (UNAUDITED)       VALUE
------------    -------------------------------------------------  ------------   ------------
CORPORATE OBLIGATIONS (22.6%)
AEROSPACE (1.1%)
$     50,000    Lockheed Martin Corp., 6.55% due 05/15/99........    A3/BBB+      $     50,258
     100,000    Northrop Grumman Corp., Callable 10/15/04, 9.375%
                  due 10/15/24...................................   Baa3/BBB-          119,387
                                                                                  ------------
                                                                                       169,645
                                                                                  ------------

AUTOMOTIVE SUPPLIES (0.2%)
      15,000    Exide Corp., Callable 04/15/00, 10.00% due
                  04/15/05.......................................     B1/NR             15,900
      15,000    Hayes Lemmerz International Inc., Series B,
                  Callable 07/15/02, 9.125% due 07/15/07.........      NA/B             15,525
                                                                                  ------------
                                                                                        31,425
                                                                                  ------------

BANKING (0.6%)
      50,000    Keycorp, 8.40% due 04/01/99......................    A2/BBB+            51,323
      50,000    Mellon Capital I, Series A, Callable 12/01/06,
                  7.72% due 12/01/26.............................    A2/BBB+            51,828
                                                                                  ------------
                                                                                       103,151
                                                                                  ------------

BROADCASTING & PUBLISHING (0.5%)
      27,000    Capstar Broadcasting, Callable 02/01/02, 12.75%
                  due 02/01/09...................................     NA/B-             19,170
      40,000    Clear Channel Communication, Inc., Callable,
                  7.25% due 10/15/27.............................   Baa3/BBB-           40,834
      15,000    Rogers Cablesystems Ltd., Callable 12/01/02,
                  10.00% due 12/01/07............................    Ba3/BB+            16,462
                                                                                  ------------
                                                                                        76,466
                                                                                  ------------

BUILDING MATERIALS (0.1%)
      15,000    Johns Manville International Group Inc., Callable
                  12/15/99, 10.875% due 12/15/04.................    Ba3/BB-            16,612
                                                                                  ------------

COMMERCIAL SERVICES (0.1%)
      15,000    Vencor Inc., Callable 07/15/02, 8.625% due
                  07/15/07.......................................      NA/B             15,000
                                                                                  ------------

DIVERSIFIED MANUFACTURING (0.7%)
     100,000    Eastman Chemical, 7.25% due 01/15/24.............    A3/BBB+           104,075
                                                                                  ------------

ELECTRIC (1.1%)
      15,000    Calpine Corp., Callable 07/15/02, (144A), 8.75%
                  due 07/15/07...................................    Ba3/BB-            15,225
      50,000    Pacific Corp., Series H, Callable, 6.75% due
                  07/15/04.......................................      A2/A             50,821
     100,000    Southern Co. Capital Trust I, Callable 02/01/07,
                  8.19% due 02/01/37.............................     A3/A-            110,488
                                                                                  ------------
                                                                                       176,534
                                                                                  ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                   MOODY'S/S&P
 PRINCIPAL                                                            RATING
   AMOUNT                     SECURITY DESCRIPTION                 (UNAUDITED)       VALUE
------------    -------------------------------------------------  ------------   ------------
ELECTRONICS (0.4%)
$     50,000    Motorola Inc., 7.50% due 05/15/25................     Aa3/AA      $     56,016
                                                                                  ------------

ENERGY SOURCE (0.7%)
     100,000    NGC Corporation, 7.625% due 10/15/26.............   Baa2/BBB+          108,218
                                                                                  ------------

ENTERTAINMENT, LEISURE & MEDIA (0.2%)
      30,000    Fox/Liberty Networks LLC, Callable 08/15/02,
                  (144A), 8.875% due 08/15/07....................      B1/B             29,925
                                                                                  ------------

FINANCIAL SERVICES (11.1%)
     200,000    ABN Amro Bank NV (Chicago), 7.55% due 06/28/06...    Aa2/AA-           214,098
      45,000    Associates Corp. North America, 5.96% due
                  05/15/37.......................................    Aa3/AA-            45,310
     100,000    Banc One Corp., 7.625% due 10/15/26..............     A1/A+            108,882
      50,000    Chrysler Financial Corp., Series P, 6.32% due
                  07/14/99.......................................      A3/A             50,228
      50,000    First Union Institutional Capital I, Callable
                  12/01/06, 8.04% due 12/01/26...................    a1/BBB+            53,601
      50,000    Fleet Capital Trust II, Callable 12/15/06, 7.92%
                  due 12/11/26...................................     a2/BBB            53,017
     135,000    Ford Motor Credit Co., 5.75% due 01/25/01........      A1/A            133,732
      50,000    Ford Motor Credit Co., 6.375% due 09/15/99.......      A1/A             50,299
     300,000    Ford Motor Credit Corp., 7.47% due 07/29/99......      A1/A            306,651
      50,000    General Motors Acceptance Corp., 5.90% due
                  03/06/00.......................................     A3/A-             49,785
     300,000    General Motors Acceptance Corp., 6.70% due
                  06/24/99.......................................     A3/A-            302,436
      50,000    Household Finance Co., 6.78% due 04/17/01........      A2/A             50,828
     100,000    Nationsbank Corp., 7.25% due 10/15/25............      A2/A            104,803
     200,000    Nationsbank Corp., Series E, 5.75% due
                  01/25/01.......................................     A1/A+            197,522
      50,000    Sears Roebuck Acceptance Corp., Series 1, 6.22%
                  due 03/25/99...................................     A2/A-             50,174
                                                                                  ------------
                                                                                     1,771,366
                                                                                  ------------

HEALTH SERVICES (0.3%)
      25,000    Genesis Health Ventures, Inc., Callable 06/15/00,
                  9.75% due 06/15/05.............................     B2/B-             25,875
      10,000    Paracelsus Healthcare Corp., Callable 08/15/01,
                  10.00% due 08/15/06............................     B3/B-             10,250
      15,000    Tenet Healthcare Corp., Callable 01/15/02, 8.625%
                  due 01/15/07...................................     Ba3/B+            15,498
                                                                                  ------------
                                                                                        51,623
                                                                                  ------------

NATURAL GAS (1.7%)
      50,000    Atlantic Richfield Co., 8.25% due 02/01/22.......      A2/A             58,868
     200,000    Columbia Gas Systems, Series G, 7.62% due
                  11/28/25.......................................   Baa1/BBB+          208,778
                                                                                  ------------
                                                                                       267,646
                                                                                  ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                   MOODY'S/S&P
 PRINCIPAL                                                            RATING
   AMOUNT                     SECURITY DESCRIPTION                 (UNAUDITED)       VALUE
------------    -------------------------------------------------  ------------   ------------
OIL-PRODUCTION (0.2%)
$     15,000    Ocean Energy Inc., Series B, Callable 07/15/02,
                  8.875% due 07/15/07............................     B3/B-       $     16,013
      15,000    Plains Resources Inc., Series D, Callable
                  03/15/01, 10.25% due 03/15/06..................      NA/B             16,125
                                                                                  ------------
                                                                                        32,138
                                                                                  ------------

PERSONAL CARE (0.3%)
      50,000    Procter & Gamble Co., 6.45% due 01/15/26.........     Aa2/AA            49,362
                                                                                  ------------

POLLUTION CONTROL (0.0%)
       5,000    Allied Waste North America Inc., Callable
                  12/01/01, 10.25% due 12/01/06..................     B2/B+              5,469
                                                                                  ------------

RETAIL (0.1%)
      15,000    Proffitt's Inc., Series B, 8.125% due 05/15/04...     Ba2/BB            15,338
                                                                                  ------------

SPECIAL OBLIGATION (0.6%)
     100,000    LasmoUSA Inc., 7.30% due 11/15/27................    Baa2/BBB          102,455
                                                                                  ------------

TELECOMMUNICATION SERVICES (0.1%)
      15,000    McLeodUSA, Inc., Callable 07/15/02, (144A), 9.25%
                  due 07/15/07...................................      B3/B             15,675
       8,000    Paging Network Inc., Callable 10/15/01, 10.00%
                  due 10/15/08...................................      B2/B              8,300
                                                                                  ------------
                                                                                        23,975
                                                                                  ------------

TELECOMMUNICATIONS (0.3%)
      30,000    Jacor Communications Co., Callable 06/15/02,
                  (144A), 8.75% due 06/15/07.....................      B2/B             30,525
      15,000    Qwest Communications International, Inc., Series
                  B, Callable 04/01/02, 10.875% due 04/01/07.....     B2/B+             16,913
                                                                                  ------------
                                                                                        47,438
                                                                                  ------------

TELEPHONE (0.8%)
     100,000    Worldcom Inc., 7.75% due 04/01/27................    Ba1/BBB-          108,593
      13,000    Worldcom Inc., Callable 01/15/99, 9.375% due
                  01/15/04.......................................    Ba1/BBB-           13,845
                                                                                  ------------
                                                                                       122,438
                                                                                  ------------

TEXTILES (0.2%)
      15,000    Polymer Group, Inc., Series B, Callable 07/01/02,
                  9.00% due 07/01/07.............................      B2/B             14,963
      15,000    WestPoint Stevens Inc., Callable 12/15/98, 8.75%
                  due 12/15/01...................................    Ba3/BB-            15,731
                                                                                  ------------
                                                                                        30,694
                                                                                  ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                   MOODY'S/S&P
 PRINCIPAL                                                            RATING
   AMOUNT                     SECURITY DESCRIPTION                 (UNAUDITED)       VALUE
------------    -------------------------------------------------  ------------   ------------
TRANSPORTATION (0.1%)
$     15,000    Atlantic Express Transportation Corp., Callable
                  02/01/01, (144A), 10.75% due 02/01/04..........      B2/B       $     15,900
                                                                                  ------------

UTILITIES (1.1%)
     175,000    Jersey Central Power & Light, Series C, 6.04% due
                  03/15/00.......................................    Baa1/A-           174,521
                                                                                  ------------
                    TOTAL CORPORATE OBLIGATIONS (COST
                      $3,519,192)................................                    3,597,430
                                                                                  ------------
FOREIGN CORPORATE OBLIGATIONS (6.4%)
CANADA (2.3%)
BANKING
      75,000    Canadian Imperial Bank, 6.20% due 08/01/00.......    Aa3/AA-            75,224
                                                                                  ------------

FINANCIAL SERVICES
     200,000    McKesson Finance of Canada, (144A), 6.55% due
                  11/01/02.......................................      A3/A            200,784
                                                                                  ------------

FOOD, BEVERAGES & TOBACCO
      25,000    Cott Corp., Callable 07/01/00, 8.50% due
                  05/01/07.......................................     Ba3/B+            25,344
                                                                                  ------------

FOREST PRODUCTS & PAPER
       6,000    Canadian Pacific Forest Products Ltd., 9.25% due
                  06/15/02.......................................     Ba1/NR             6,447
                                                                                  ------------

OIL PRODUCTION
      50,000    Gulf Canada Resources Ltd., 8.25% due 03/15/17...    Ba1/BB+            54,294
                                                                                  ------------
                                                                                       362,093
                                                                                  ------------

CHINA (0.3%)
FINANCIAL SERVICES
      50,000    Guangdong International Trust & Investment Corp.,
                  (144A), 8.75% due 10/24/16.....................   Baa2/BBB-           50,875
                                                                                  ------------

MALAYSIA (0.3%)
GAS EXPLORATION
      50,000    Petroliam Nasional Berhad, (144A), 7.75% due
                  08/15/15.......................................      A2/A             46,475
                                                                                  ------------

MEXICO (0.3%)
BROADCASTING & PUBLISHING
      15,000    Grupo Televisa, Series A, 11.375% due 05/15/03...     Ba2/BB            16,388
                                                                                  ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                   MOODY'S/S&P
 PRINCIPAL                                                            RATING
   AMOUNT                     SECURITY DESCRIPTION                 (UNAUDITED)       VALUE
------------    -------------------------------------------------  ------------   ------------
FOREST PRODUCTS & PAPER
$     35,000    Copamex Industrias S.A., Series B, Callable
                  04/30/02, 11.375% due 04/30/04.................     NA/NA       $     38,500
                                                                                  ------------
                                                                                        54,888
                                                                                  ------------

NETHERLANDS (1.1%)
FINANCIAL SERVICES
     175,000    IBM International Finance, Series E, 6.25% due
                  10/10/00.......................................      A1/A            175,768
                                                                                  ------------

NETHERLANDS ANTILLES (0.6%)
BANKING
     100,000    Bank Tokyo Curacao Holdings, 6.406% due
                  09/29/49.......................................     NR/NR             96,000
                                                                                  ------------

PHILLIPINES (0.1%)
TELEPHONE
      15,000    Philippine Long Distance Telephone, Series E,
                  7.85% due 03/06/07.............................    Ba2/BB+            13,047
                                                                                  ------------

UNITED KINGDOM (1.3%)
BANKING
     200,000    Midland Bank PLC, 7.625% due 06/15/06............     Aa3/A            214,606
                                                                                  ------------

VENEZUELA (0.1%)
FINANCIAL SERVICES
      15,000    CANTV Finance Ltd., 9.25% due 02/01/04...........     Ba2/B+            15,038
                                                                                  ------------
                    TOTAL FOREIGN CORPORATE OBLIGATIONS (COST
                      $1,022,870)................................                    1,028,790
                                                                                  ------------

SOVEREIGN BONDS (4.0%)
ARGENTINA (0.3%)
      50,000    Republic of Argentina Global Bonds, 9.75% due
                  09/19/27.......................................     Ba3/BB            48,000
                                                                                  ------------

BRAZIL (0.3%)
      57,013    Republic of Brazil C Bonds, Callable 04/15/98,
                  Sinking Fund, 8.00% due 04/15/14...............     B1/BB-            44,613
                                                                                  ------------

CANADA (1.5%)
     175,000    Hydro-Quebec, Series HQ, 9.50% due 11/15/30......     A2/A+            232,225
                                                                                  ------------

ITALY (0.7%)
     100,000    Republic of Italy, 6.875% due 09/27/23...........     Aa3/AA           103,752
                                                                                  ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                   MOODY'S/S&P
 PRINCIPAL                                                            RATING
   AMOUNT                     SECURITY DESCRIPTION                 (UNAUDITED)       VALUE
------------    -------------------------------------------------  ------------   ------------
MEXICO (0.7%)
$     50,000    Petroleos Mexicanos, (144A), 7.75% due
                  10/29/99.......................................     Ba2/BB      $     50,250
      50,000    United Mexican States Global Bonds, 11.50% due
                  05/15/26.......................................     Ba2/BB            59,190
                                                                                  ------------
                                                                                       109,440
                                                                                  ------------

POLAND (0.1%)
      15,000    Republic of Poland, (144A), Callable 04/27/98,
                  4.00%* due 10/27/14............................   Baa3/BBB-           12,975
                                                                                  ------------

RUSSIA (0.4%)
      75,000    Ministry of Finance Russia, (144A), 10.00% due
                  06/26/07.......................................    Ba2/BB-            68,625
                                                                                  ------------
                    TOTAL SOVEREIGN BONDS (COST $588,923)........                      619,630
                                                                                  ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (25.3%)
FEDERAL HOME LOAN MORTGAGE CORP. (6.0%)
     128,021    6.00% due 04/01/11...............................                      126,155
     310,000    6.50% due 09/15/23...............................                      311,925
     182,931    6.50% due 03/01/26...............................                      180,954
     133,048    7.00% due 02/01/26...............................                      134,236
      41,899    8.00% due 11/01/26...............................                       43,343
     155,128    8.50% due 08/01/26...............................                      161,768
                                                                                  ------------
                                                                                       958,381
                                                                                  ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (7.7%)
     321,297    7.00% due 01/01/26...............................                      323,578
     368,112    7.00% due 04/01/26...............................                      370,737
     122,680    7.00% due 04/01/26...............................                      123,552
      92,659    8.50% due 05/01/09...............................                       96,038
     300,000    Remic: PAC-1(11), Series 1993-78, Class G, 6.50%
                  due 11/25/07...................................                      303,855
                                                                                  ------------
                                                                                     1,217,760
                                                                                  ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (11.6%)
     119,437    6.50% due 12/15/23...............................                      118,590
     353,695    7.00% due 08/15/12...............................                      360,316
     184,388    7.00% due 03/15/26...............................                      185,872
      97,555    7.50% due 02/15/27...............................                       99,958
     316,800    7.50% due 04/15/27...............................                      324,615
      16,920    8.00% due 07/15/05...............................                       17,489
      23,351    8.00% due 11/15/06...............................                       24,144
     211,294    8.00% due 04/15/22...............................                      218,626
     241,205    9.00% due 06/15/16...............................                      256,719

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                   MOODY'S/S&P
 PRINCIPAL                                                            RATING
   AMOUNT                     SECURITY DESCRIPTION                 (UNAUDITED)       VALUE
------------    -------------------------------------------------  ------------   ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$     88,960    9.00% due 09/15/17...............................                 $     94,617
     132,950    9.00% due 11/15/17...............................                      143,830
                                                                                  ------------
                                                                                     1,844,776
                                                                                  ------------
                    TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                      (COST $4,006,133)..........................                    4,020,917
                                                                                  ------------

U.S. TREASURY OBLIGATIONS (10.5%)
U.S. TREASURY BONDS (7.3%)
     710,000    6.50% due 11/15/26(s)............................                      757,911
     173,000    6.625% due 02/15/27..............................                      187,676
     100,000    6.75% due 08/15/26...............................                      110,125
      75,000    7.125% due 02/15/23..............................                       85,609
      15,000    10.375% due 11/15/12.............................                       19,929
                                                                                  ------------
                                                                                     1,161,250
                                                                                  ------------

U.S. TREASURY NOTES (3.2%)
      40,000    5.875% due 02/15/00..............................                       40,150
      55,000    5.875% due 11/15/05..............................                       55,287
     235,000    6.625% due 06/30/01..............................                      241,425
      50,000    6.875% due 05/15/06..............................                       53,488
     120,000    7.875% due 11/15/99..............................                      124,618
                                                                                  ------------
                                                                                       514,968
                                                                                  ------------
                    TOTAL U.S. TREASURY OBLIGATIONS (COST
                      $1,618,118)................................                    1,676,218
                                                                                  ------------

   SHARES
------------
CONVERTIBLE PREFERRED STOCKS (0.6%)
INDUSTRIAL PRODUCTS & SERVICES (0.6%)
         100    Home Ownership Funding, (144A), 13.331% due
                  12/30/06 (cost $100,104).......................     Aaa/NA            97,566
                                                                                  ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                     SECURITY DESCRIPTION                    VALUE
------------    -------------------------------------------------  ------------
SHORT-TERM INVESTMENTS (14.2%)
U.S. TREASURY OBLIGATIONS (14.2%)
$  2,265,000    United States Treasury Bills, 5.195-5.30%, due
                  01/22/98 (cost $2,258,062)(s)..................  $  2,258,062
                                                                   ------------
                TOTAL INVESTMENTS (COST $15,556,516) (99.1%).....    15,751,081
                OTHER ASSETS IN EXCESS OF LIABILITIES (0.9%).....       148,044
                                                                   ------------
                NET ASSETS (100.0%)..............................  $ 15,899,125
                                                                   ------------
                                                                   ------------

------------------------------
Note: For Federal Income Tax Purposes, the cost of securities at December 31, 1997, was substantially the same as the cost for financial statement purposes. The aggregate gross unrealized appreciation and depreciation was $211,751 and $13,488 respectively, resulting in net unrealized appreciation of $198,263.

* - Rate shown reflects current rate on variable rate instrument or instrument with step coupon rates.

(s) - Security is fully or partially segregated as collateral for futures contracts.

144A - Securities restricted for resale to Qualified Institutional Buyers.

NA - Not Available.

NR - Not Rated.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   -----------
COMMON STOCKS (97.2%)
BASIC INDUSTRIES (3.6%)
CHEMICALS (1.2%)
Albemarle Corp...................................       400    $     9,550
Union Carbide Corp...............................     2,300         98,756
                                                               -----------
                                                                   108,306
                                                               -----------

FOREST PRODUCTS & PAPER (1.3%)
Temple-Inland, Inc...............................     2,200        115,087
                                                               -----------

METALS & MINING (1.1%)
Allegheny Teledyne, Inc..........................     3,700         95,737
                                                               -----------
  TOTAL BASIC INDUSTRIES.........................                  319,130
                                                               -----------

CONSUMER GOODS & SERVICES (23.0%)
AUTOMOTIVE (0.8%)
Goodyear Tire and Rubber Co......................     1,100         69,987
                                                               -----------
BROADCASTING & PUBLISHING (4.0%)
Tele-Communications Inc., Series A+..............     3,170         88,463
Tele-Communications TCI Ventures Group+..........     5,830        165,244
U.S. West Media Group............................     3,700        106,837
                                                               -----------
                                                                   360,544
                                                               -----------

ENTERTAINMENT, LEISURE & MEDIA (1.5%)
International Game Technology....................     3,500         88,375
Time Warner, Inc.................................       700         43,400
                                                               -----------
                                                                   131,775
                                                               -----------

FOOD, BEVERAGES & TOBACCO (8.2%)
Anheuser Busch Companies, Inc....................     3,900        171,600
General Mills, Inc...............................     1,800        128,925
PepsiCo, Inc.....................................     3,000        109,312
Philip Morris Companies, Inc.....................     3,900        176,719
Ralston-Ralston Purina Group.....................     1,500        139,406
                                                               -----------
                                                                   725,962
                                                               -----------
HOUSEHOLD PRODUCTS (2.7%)
Procter & Gamble Co..............................     3,000        239,437
                                                               -----------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   -----------

RETAIL (4.7%)
Circuit City Stores, Inc.........................     3,100    $   110,244
Federated Department Stores, Inc.+...............     2,100         90,431
Toys 'R' Us, Inc.+...............................     5,300        166,619
Wal-Mart Stores, Inc.............................     1,200         47,325
                                                               -----------
                                                                   414,619
                                                               -----------

TEXTILES (1.1%)
Fruit of the Loom, Inc., Class A+................     3,700         94,812
                                                               -----------
  TOTAL CONSUMER GOODS & SERVICES................                2,037,136
                                                               -----------

ENERGY (8.7%)
OIL-PRODUCTION (8.2%)
Atlantic Richfield Co............................     1,400        112,175
Exxon Corp.......................................     3,100        189,681
Mobil Corp.......................................     2,200        158,812
Tosco Corp.......................................     7,100        268,469
                                                               -----------
                                                                   729,137
                                                               -----------

OIL-SERVICES (0.5%)
Cooper Cameron Corp.+............................       700         42,700
                                                               -----------
  TOTAL ENERGY...................................                  771,837
                                                               -----------

FINANCE (15.8%)
BANKING (6.8%)
Chase Manhattan Corp.............................       400         43,800
First Union Corp.................................     4,400        225,500
Fleet Financial Group, Inc.......................     1,300         97,419
Providian Financial Corp.........................     3,400        153,637
Washington Mutual, Inc...........................     1,400         89,294
                                                               -----------
                                                                   609,650
                                                               -----------

FINANCIAL SERVICES (3.9%)
American Express Co..............................       700         62,475
Federal National Mortgage Association............     3,100        176,894
Travelers Group, Inc.............................     1,964        105,810
                                                               -----------
                                                                   345,179
                                                               -----------

INSURANCE (2.7%)
AMBAC, Inc.......................................     1,900         87,400
Marsh & McLennan Companies, Inc..................     2,000        149,125
                                                               -----------
                                                                   236,525
                                                               -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   -----------
REAL ESTATE INVESTMENT TRUSTS (2.4%)
Equity Office Properties Trust...................     2,913    $    91,929
Starwood Lodging Trust...........................     2,100        121,538
                                                               -----------
                                                                   213,467
                                                               -----------
  TOTAL FINANCE..................................                1,404,821
                                                               -----------

HEALTHCARE (11.4%)
HEALTH SERVICES (3.0%)
Humana, Inc.+....................................     3,900         80,925
United Healthcare Corp...........................     3,700        183,844
                                                               -----------
                                                                   264,769
                                                               -----------
MEDICAL SUPPLIES (1.5%)
Bausch & Lomb, Inc...............................     3,300        130,763
                                                               -----------

PHARMACEUTICALS (6.9%)
Alza Corp.+......................................     2,900         92,256
Bristol-Myers Squibb Co..........................     1,800        170,325
Crescendo Pharmaceuticals Corp.+.................       145          1,677
Forest Laboratories, Inc.+.......................     1,000         49,313
Pfizer, Inc......................................     1,100         82,019
Warner-Lambert Co................................     1,800        223,200
                                                               -----------
                                                                   618,790
                                                               -----------
  TOTAL HEALTHCARE...............................                1,014,322
                                                               -----------
INDUSTRIAL PRODUCTS & SERVICES (8.1%)
BUILDING MATERIALS (0.4%)
Johns Manville Corp..............................     3,600         36,225
                                                               -----------
DIVERSIFIED MANUFACTURING (5.2%)
AlliedSignal, Inc................................     3,600        140,175
Cooper Industries, Inc...........................     3,200        156,800
Tyco International Ltd...........................     3,616        162,946
                                                               -----------
                                                                   459,921
                                                               -----------

ELECTRICAL EQUIPMENT (0.7%)
Anixter International, Inc.+.....................     3,600         59,400
                                                               -----------

POLLUTION CONTROL (1.8%)
Waste Management, Inc............................     5,900        162,250
                                                               -----------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........                  717,796
                                                               -----------
              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   -----------

TECHNOLOGY (15.8%)
AEROSPACE (1.6%)
Boeing Co........................................     1,700    $    83,194
Coltec Industries, Inc.+.........................     2,500         57,969
                                                               -----------
                                                                   141,163
                                                               -----------

COMPUTER PERIPHERALS (1.8%)
EMC Corp.+.......................................     6,000        164,625
                                                               -----------

COMPUTER SOFTWARE (1.0%)
Autodesk, Inc....................................     1,300         47,938
Oracle Corp.+....................................     1,900         42,334
                                                               -----------
                                                                    90,272
                                                               -----------

COMPUTER SYSTEMS (4.9%)
International Business Machines Corp.............     1,500        156,844
Nextlevel Systems, Inc.+.........................     6,900        123,338
Sun Microsystems, Inc.+..........................     4,000        159,750
                                                               -----------
                                                                   439,932
                                                               -----------

ELECTRONICS (5.9%)
Bay Networks, Inc.+..............................     5,600        143,150
Cabletron Systems, Inc.+.........................     2,800         42,000
Motorola, Inc....................................     2,200        125,538
Perkin-Elmer Corp................................     1,700        120,806
Sensormatic Electronics Corp.....................     5,700         93,694
                                                               -----------
                                                                   525,188
                                                               -----------

SEMICONDUCTORS (0.2%)
General Semiconductor, Inc.+.....................     1,775         20,523
                                                               -----------

TELECOMMUNICATIONS-EQUIPMENT (0.4%)
Commscope, Inc.+.................................     2,466         33,137
                                                               -----------
  TOTAL TECHNOLOGY...............................                1,414,840
                                                               -----------

TRANSPORTATION (1.2%)
RAILROADS (1.2%)
CSX Corp.........................................     2,000        108,000
                                                               -----------

UTILITIES (9.6%)
ELECTRIC (2.3%)
Northern States Power Co.........................     1,000         58,250
Southern Co......................................     3,300         85,388
Western Resources, Inc...........................     1,500         64,500
                                                               -----------
                                                                   208,138
                                                               -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   -----------
GAS-PIPELINES (0.8%)
Enron Corp.......................................     1,700    $    70,656
                                                               -----------

TELEPHONE (6.5%)
GTE Corp.........................................     2,800        146,300
SBC Communications, Inc..........................     1,800        131,850
Sprint Corp......................................     2,600        152,425
WorldCom, Inc.+..................................     4,800        145,350
                                                               -----------
                                                                   575,925
                                                               -----------
  TOTAL UTILITIES................................                  854,719
                                                               -----------
  TOTAL COMMON STOCKS (COST $7,671,682)..........                8,642,601
                                                               -----------

                                                     PRINCIPAL
                                                      AMOUNT
                                                   -------------
SHORT-TERM INVESTMENTS (5.4%)
OTHER INVESTMENT COMPANIES (0.1%)
Seven Seas Money Market Fund, 5.62% due
  01/02/98.......................................  $       8,343         8,343
                                                                   -----------

                                                     PRINCIPAL
              SECURITY DESCRIPTION                    AMOUNT          VALUE
-------------------------------------------------  -------------   -----------

U.S. TREASURY OBLIGATIONS (5.3%)
U. S. Treasury Bills, 5.15% due 01/22/98.........  $     470,000   $   468,558
                                                                   -----------
  TOTAL SHORT-TERM INVESTMENTS (COST $476,901)...                      476,901
                                                                   -----------
TOTAL INVESTMENTS (COST $8,148,583) (102.6%)....................
                                                                     9,119,502
LIABILITIES IN EXCESS OF OTHER ASSETS (-2.6%)...................
                                                                      (227,190)
                                                                   -----------
NET ASSETS (100.0%).............................................   $ 8,892,312
                                                                   -----------
                                                                   -----------

------------------------------
Note: Based on the cost of securities of $8,160,897 for Federal Income Tax purposes at December 31, 1997, the aggregate gross unrealized appreciation and depreciation was $1,136,114 and $177,509, respectively, resulting in net unrealized appreciation of $958,605.

+ Non-income producing security.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   -----------
COMMON STOCKS (96.1%)
BASIC INDUSTRIES (11.4%)
AGRICULTURE (3.0%)
Dekalb Genetics Corp., Class B...................     4,000    $   157,000
                                                               -----------
CHEMICALS (1.3%)
Bush Boake Allen, Inc.+..........................       700         18,331
General Chemical Group, Inc......................       300          8,025
Geon Co..........................................       700         16,362
Georgia Gulf Corp................................       200          6,125
Minerals Technologies, Inc.......................       300         13,631
OM Group, Inc....................................       150          5,494
                                                               -----------
                                                                    67,968
                                                               -----------

FOREST PRODUCTS & PAPER (2.1%)
American Pad & Paper Co.+........................     3,900         37,537
Caraustar Industries, Inc........................     1,700         58,650
Universal Forest Products, Inc.+.................     1,000         13,812
                                                               -----------
                                                                   109,999
                                                               -----------

METALS & MINING (5.0%)
Commercial Metals Co.............................     3,500        110,469
Mueller Industries, Inc.+........................     1,000         59,000
Schnitzer Steel Industries, Inc., Class A........     1,600         45,100
Steel Technologies, Inc..........................     3,700         44,169
                                                               -----------
                                                                   258,738
                                                               -----------
  TOTAL BASIC INDUSTRIES.........................                  593,705
                                                               -----------
CONSUMER GOODS & SERVICES (12.3%)
APPARELS & TEXTILES (0.5%)
Ashworth, Inc.+..................................     1,900         21,019
Tropical Sportswear International Corp.+.........       300          3,056
                                                               -----------
                                                                    24,075
                                                               -----------

AUTOMOTIVE (0.6%)
Amcast Industrial Corp...........................     1,100         25,231
Sonic Automotive, Inc.+..........................       500          4,812
                                                               -----------
                                                                    30,043
                                                               -----------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   -----------

BROADCASTING & PUBLISHING (0.7%)
Banta Corp.......................................       600    $    16,387
Digital Generation Systems, Inc.+................       300            731
PRIMEDIA, Inc.+..................................     1,600         20,200
                                                               -----------
                                                                    37,318
                                                               -----------

EDUCATION (0.3%)
Education Management Corp.+......................       300          9,394
Youth Services International, Inc.+..............       500          7,672
                                                               -----------
                                                                    17,066
                                                               -----------

ENTERTAINMENT, LEISURE & MEDIA (1.1%)
Cinar Films Inc., Class B+.......................       100          3,862
Imax Corp.+......................................     1,600         34,800
Steiner Leisure, Ltd.*+..........................       600         18,450
                                                               -----------
                                                                    57,112
                                                               -----------

FOOD, BEVERAGES & TOBACCO (0.1%)
American Italian Pasta Co., Class A+.............       100          2,500
Beringer Wine Estates Holdings, Inc., Class B+...       100          3,800
                                                               -----------
                                                                     6,300
                                                               -----------

HOUSEHOLD APPLIANCES & FURNISHINGS (2.1%)
Aaron Rents, Inc.................................     1,800         34,875
Bush Industries, Inc., Class A...................     2,300         59,800
LADD Furniture, Inc.+............................       300          4,519
Royal Appliance Manufacturing Co.+...............       300          1,987
Stanley Furniture Co., Inc.+.....................       300          8,494
                                                               -----------
                                                                   109,675
                                                               -----------

RESTAURANTS & HOTELS (1.6%)
Applebee's International, Inc....................       300          5,409
Candlewood Hotel Company, Inc.+..................     1,900         16,744
Extended Stay America, Inc.+.....................       700          8,706
Friendly Ice Cream Corp.+........................       300          3,469
Papa John's International, Inc.+.................     1,000         34,937
Showbiz Pizza Time, Inc.+........................       600         13,875
                                                               -----------
                                                                    83,140
                                                               -----------

RETAIL (5.2%)
Central Garden & Pet Co.+........................       400         10,550
Charming Shoppes, Inc.+..........................     1,600          7,450
CML Group, Inc.+.................................       700          2,319

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   -----------
RETAIL (CONTINUED)
Delia's, Inc.+...................................       700    $    15,487
Garden Ridge Corp.+..............................     4,300         61,544
Gymboree Corp.+..................................       900         24,694
Lazare Kaplan International, Inc.+...............       600          8,100
Let's Talk Cellular & Wireless, Inc.+............       300          3,112
Lithia Motors, Inc., Class A+....................       600          8,587
N2K, Inc.+.......................................       100          1,450
One Price Clothing Stores, Inc.+.................     2,700          4,177
ONSALE, Inc.+....................................       600         10,800
Pacific Sunwear of California+...................       200          5,950
Party City Corp.+................................     1,100         35,269
Penn Traffic Co.+................................       600          4,950
ShopKo Stores, Inc.+.............................       200          4,350
The Sports Authority, Inc.+......................       400          5,900
Toymax International, Inc.+......................       200          1,712
Urban Outfitters, Inc.+..........................     2,800         51,450
USA Floral Products, Inc.+.......................       100          1,587
                                                               -----------
                                                                   269,438
                                                               -----------

TEXTILES (0.1%)
Worldtex, Inc.+..................................       400          3,175
                                                               -----------
  TOTAL CONSUMER GOODS & SERVICES................                  637,342
                                                               -----------

ENERGY (3.7%)
GAS EXPLORATION (1.4%)
Newfield Exploration Co.+........................     1,800         41,962
Ocean Energy, Inc.+..............................       200          9,862
Patterson Energy, Inc.+..........................       600         23,306
                                                               -----------
                                                                    75,130
                                                               -----------

OIL-PRODUCTION (0.8%)
Plains Resources, Inc.+..........................     1,100         18,906
Snyder Oil Corp..................................       700         12,775
Vintage Petroleum, Inc...........................       500          9,500
                                                               -----------
                                                                    41,181
                                                               -----------
OIL-SERVICES (1.5%)
Bayard Drilling Technologies, Inc.+..............       100          1,625
Hanover Compressor Co.+..........................       500         10,219
Input/Output, Inc.+..............................     1,500         44,531
              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   -----------
OIL-SERVICES (CONTINUED)

IRI International Corp.+.........................       300    $     4,200
Seacor Smit, Inc.+...............................       300         18,075
                                                               -----------
                                                                    78,650
                                                               -----------
  TOTAL ENERGY...................................                  194,961
                                                               -----------

FINANCE (22.3%)
BANKING (8.6%)
Bank United Corp., Class A.......................     1,200         59,025
Banknorth Group, Inc.............................       600         38,737
BankUnited Financial Corp., Class A+.............       200          3,087
Colonial BancGroup, Inc..........................       900         30,994
Commercial Federal Corp..........................       450         16,003
Community First Bankshares, Inc..................       200         10,725
First Hawaiian, Inc..............................       300         12,056
First Republic Bank+.............................       400         12,775
FirstFed Financial Corp.+........................       700         27,125
Flagstar Bancorp, Inc............................       700         13,759
GBC Bancorp......................................       900         57,150
Hamilton Bancorp, Inc.+..........................       200          5,825
HUBCO, Inc.......................................     1,472         57,684
InterWest Bancorp, Inc...........................       200          7,675
Irwin Financial Corp.............................       400         16,975
National Commerce Bancorporation.................     1,000         35,000
Security First Network Bank+.....................       100            737
Sun Bancorp, Inc.+...............................       100          3,237
Trustco Bank Corp................................     1,365         37,708
                                                               -----------
                                                                   446,277
                                                               -----------

FINANCIAL SERVICES (1.6%)
Amresco, Inc.+...................................       500         14,969
First Alliance Corp.+............................       300          5,550
Hanover Capital Mortgage Holdings, Inc...........       200          3,300
IMH Commercial Holdings, Inc.....................       200          3,550
Litchfield Financial Corp........................       705         13,263
Ocwen Financial Corp.+...........................       600         15,262
WFS Financial, Inc.+.............................       700          8,116
Willis Lease Finance Corp.+......................     1,100         19,112
                                                               -----------
                                                                    83,122
                                                               -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   -----------
INSURANCE (5.2%)
Capital Re Corp..................................     2,800    $   173,775
Nationwide Financial Services, Inc...............       400         14,450
RenaissanceRe Holdings, Ltd.*+...................     1,900         83,837
                                                               -----------
                                                                   272,062
                                                               -----------

REAL ESTATE INVESTMENT TRUSTS (6.9%)
American General Hospitality Corp................       700         18,725
American Residential Investment Trust, Inc.......       200          2,375
Arden Realty Group, Inc..........................     1,200         36,900
Brandywine Realty Trust..........................       500         12,562
Burnham Pacific Properties, Inc..................       700         10,719
Developers Diversified Realty Corp...............       500         19,125
Entertainment Properties Trust+..................       500          9,687
Gables Residential Trust.........................     1,900         52,487
Innkeepers USA Trust.............................       300          4,650
Manufactured Home Communities, Inc...............       500         13,500
National Golf Properties, Inc....................       400         13,125
Oasis Residential, Inc...........................     1,500         33,469
Post Properties, Inc.............................       969         39,366
Price REIT, Inc..................................       500         20,469
Sunstone Hotel Investors, Inc....................       500          8,625
Tower Realty Trust, Inc.+........................       400          9,850
TriNet Corporate Realty Trust, Inc...............       300         11,606
Urban Shopping Centers, Inc......................       300         10,462
Weeks Corp.......................................       800         25,600
Westfield America, Inc...........................       400          6,800
                                                               -----------
                                                                   360,102
                                                               -----------
  TOTAL FINANCE..................................                1,161,563
                                                               -----------

HEALTHCARE (10.7%)
BIOTECHNOLOGY (3.1%)
Applied Analytical Industries, Inc.+.............       700         11,812
ArQule, Inc.+....................................       300          6,909
Cor Therapeutics, Inc.+..........................       200          4,512
Human Genome Sciences, Inc.+.....................     1,100         43,862
Hyseq, Inc.+.....................................       100            944
Incyte Pharmaceuticals, Inc.+....................     1,000         44,625
Millennium Pharmaceuticals, Inc.+................       400          7,675
Novoste Corp.+...................................       200          4,475
              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   -----------
BIOTECHNOLOGY (CONTINUED)

SangStat Medical Corp.+..........................       800    $    32,450
Synaptic Pharmaceutical Corp.+...................       100          1,062
Vical, Inc.+.....................................       400          4,825
                                                               -----------
                                                                   163,151
                                                               -----------

HEALTH SERVICES (3.9%)
Alternative Living Services, Inc.+...............       760         22,467
Lifeline Systems, Inc.+..........................       700         17,456
Mariner Health Group, Inc.+......................     3,600         58,725
Paracelsus Healthcare Corp.+.....................       500          1,687
Pediatrix Medical Group, Inc.+...................       300         12,825
ProMedCo Management Co.+.........................       400          4,025
Renal Care Group Inc.............................       200          6,425
Renal Treatment Centers, Inc.+...................       200          7,225
Sierra Health Services, Inc.+....................     1,400         47,075
Summit Care Corp.+...............................       850         14,131
Sunrise Assisted Living, Inc.+...................       200          8,575
                                                               -----------
                                                                   200,616
                                                               -----------

MEDICAL SUPPLIES (3.4%)
AutoCyte, Inc.+..................................       500          3,594
Cardiac Pathways Corp.+..........................       300          2,044
Closure Medical Corp.+...........................       300          7,744
Computer Motion, Inc.+...........................       300          3,112
Conceptus, Inc.+.................................       300          1,537
CONMED Corp.+....................................       400         10,550
Eclipse Surgical Technologies+...................     1,100          6,394
Endocardial Solutions, Inc.+.....................       400          3,950
Focal, Inc.+.....................................       200          2,162
Heartstream, Inc.+...............................     1,100         11,791
Henry Schein, Inc.+..............................       200          7,025
Kensey Nash Corp.+...............................     2,000         33,125
Medi-Ject Corp.+.................................     2,100          4,266
Physio-Control International Corp.+..............       300          4,762
ResMed, Inc.+....................................       300          8,437
Sola International, Inc.+........................       500         16,250
Urologix, Inc.+..................................       200          3,637
Ventana Medical Systems, Inc.+...................     2,900         44,406
                                                               -----------
                                                                   174,786
                                                               -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   -----------
PHARMACEUTICALS (0.3%)
Kos Pharmaceuticals, Inc.+.......................       900    $    13,866
Ligand Pharmaceuticals, Class B+.................       300          3,881
                                                               -----------
                                                                    17,747
                                                               -----------
  TOTAL HEALTHCARE...............................                  556,300
                                                               -----------
INDUSTRIAL PRODUCTS & SERVICES (13.0%)
BUILDING MATERIALS (1.0%)
American Residential Services, Inc.+.............     1,400         21,875
Comfort Systems USA, Inc.+.......................       500          9,875
Service Experts, Inc.+...........................       700         20,037
                                                               -----------
                                                                    51,787
                                                               -----------
CAPITAL GOODS (5.0%)
ABC Rail Products Corp.+.........................       300          6,038
Applied Power, Inc., Class A.....................       500         34,500
Collins & Aikman Corp.+..........................     2,600         22,425
IDEX Corp........................................       850         29,644
MagneTek, Inc.+..................................     3,100         60,450
Modine Manufacturing Co..........................       400         13,738
Shaw Group, Inc.+................................       800         18,400
Wabash National Corp.............................     2,600         73,938
                                                               -----------
                                                                   259,133
                                                               -----------

COMMERCIAL SERVICES (1.0%)
Equity Corp. International+......................       500         11,563
Hospitality Worldwide Services+..................       100          1,313
Perceptron, Inc.+................................       700         14,919
Pinkertons, Inc.+................................       600         14,100
Wackenhut Corrections Corp.+.....................       300          8,063
                                                               -----------
                                                                    49,958
                                                               -----------

CONSTRUCTION & HOUSING (2.8%)
D.R. Horton, Inc.................................     8,254        143,413
                                                               -----------

DIVERSIFIED MANUFACTURING (2.0%)
Brady (W.H.) Co..................................       600         18,825
Intermet Corp....................................     4,700         82,544
                                                               -----------
                                                                   101,369
                                                               -----------

MACHINERY (0.0%)
Middleby Corp.+..................................       200          1,581
                                                               -----------
              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   -----------

MANUFACTURING (0.1%)
Rock of Ages Corp.+..............................       300    $     4,650
                                                               -----------

POLLUTION CONTROL (1.1%)
American Disposal Services, Inc.+................       500         18,281
Sevenson Environmental Services, Inc.............       960         11,280
Tetra Technologies, Inc.+........................     1,400         29,488
                                                               -----------
                                                                    59,049
                                                               -----------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........                  670,940
                                                               -----------

TECHNOLOGY (10.9%)
AEROSPACE (1.2%)
Orbital Sciences Corp.+..........................     2,050         61,116
                                                               -----------

COMPUTER PERIPHERALS (1.9%)
Bolder Technologies Corp.+.......................       400          3,750
HMT Technology Corp.+............................     1,500         19,547
Hypercom Corp.+..................................       700          9,888
In Focus Systems, Inc.+..........................       500         15,344
Pinnacle Systems, Inc.+..........................       800         19,750
Proxim, Inc.+....................................       500          5,672
Radiant Systems, Inc.+...........................       400         11,425
Raster Graphics, Inc.+...........................       600          2,719
SanDisk Corp.+...................................       200          4,019
SCM Microsystems, Inc.+..........................       300          7,144
                                                               -----------
                                                                    99,258
                                                               -----------

COMPUTER SOFTWARE (3.8%)
Aspect Development, Inc.+........................       200         10,425
Aspen Technologies, Inc.+........................       600         20,438
Checkfree Corp.+.................................     1,100         29,906
Cognicase, Inc.+.................................       100          1,203
Edify Corp.+.....................................     1,800         33,750
Integrated Systems, Inc.+........................       400          5,550
MAPICS, Inc.+....................................     1,000         10,875
MathSoft, Inc.+..................................       250            672
Metromail Corp.+.................................     1,100         19,663
Remedy Corp.+....................................       500         10,531
Transaction Systems Architects, Inc., Class A+...       900         34,144
Tripos, Inc.+....................................       600          8,663

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   -----------
COMPUTER SOFTWARE (CONTINUED)
Viasoft, Inc.+...................................       100    $     4,231
Visigenic Software, Inc.+........................     1,000          5,656
                                                               -----------
                                                                   195,707
                                                               -----------
COMPUTER SYSTEMS (0.4%)
Avid Technology, Inc.+...........................       600         16,088
Bell & Howell Co.+...............................       100          2,419
                                                               -----------
                                                                    18,507
                                                               -----------

ELECTRONICS (0.4%)
Itron, Inc.+.....................................       600         10,913
Quickturn Design System, Inc.....................       900         10,463
                                                               -----------
                                                                    21,376
                                                               -----------
INFORMATION PROCESSING (1.3%)
Computer Horizons Corp.+.........................       100          4,575
CSG Systems International, Inc.+.................       200          8,038
International Network Services+..................     1,100         25,300
Metro Information Services, Inc.+................       600         16,838
Sapient Corp.+...................................       200         12,325
                                                               -----------
                                                                    67,076
                                                               -----------

SEMICONDUCTORS (1.9%)
8 x 8, Inc.+.....................................     1,400         15,225
Alliance Semiconductor Corp.+....................     1,100          5,122
ATMI, Inc.+......................................       700         16,844
Exar Corp.+......................................       300          4,988
Galileo Technology Ltd.*+........................       200          5,863
Integrated Device Technology, Inc.+..............     2,400         22,650
Integrated Silicon Solution, Inc.+...............       800          6,150
SDL, Inc.+.......................................     1,100         15,881
SIPEX Corp.+.....................................       200          6,063
                                                               -----------
                                                                    98,786
                                                               -----------
  TOTAL TECHNOLOGY...............................                  561,826
                                                               -----------
TRANSPORTATION (1.9%)
AIRLINES (0.3%)
ASA Holdings, Inc................................       600         17,081
                                                               -----------

RAILROADS (0.5%)
Genesee & Wyoming Inc., Class A+.................     1,100         26,538
                                                               -----------
              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   -----------

TRUCK & FREIGHT CARRIERS (1.1%)
Allied Holdings, Inc.+...........................       700    $    13,169
American Freightways Corp.+......................       700          7,000
Jevic Transportation, Inc.+......................       100          1,613
Motor Cargo Industries, Inc.+....................       300          3,675
Werner Enterprises, Inc..........................     1,400         29,050
                                                               -----------
                                                                    54,507
                                                               -----------
  TOTAL TRANSPORTATION...........................                   98,126
                                                               -----------

UTILITIES (6.7%)
ELECTRIC (3.0%)
Central Hudson Gas & Electric Corp...............     1,300         57,038
Central Louisiana Electric Co....................     2,500         80,938
Otter Tail Power Co..............................       500         19,063
                                                               -----------
                                                                   157,039
                                                               -----------

NATURAL GAS (1.4%)
Atmos Energy Corp................................       800         24,200
Wicor, Inc.......................................     1,000         46,438
                                                               -----------
                                                                    70,638
                                                               -----------

TELEPHONE (1.4%)
American Communications Services, Inc.+..........       600          7,763
ICG Communications, Inc.+........................       300          8,231
Intermedia Communications, Inc.+.................       400         24,275
ITC DeltaCom, Inc.+..............................       100          1,638
NEXTLINK Communications, Inc., Class A+..........       100          2,141
Omnipoint Corp.+.................................     1,300         30,306
                                                               -----------
                                                                    74,354
                                                               -----------

WATER (0.9%)

E'Town Corp......................................       700         28,131
SJW Corp.........................................       100          6,050
Southern California Water Co.....................       600         15,075
                                                               -----------
                                                                    49,256
                                                               -----------
  TOTAL UTILITIES................................                  351,287
                                                               -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   -----------
TELECOMMUNICATIONS (3.2%)
TELECOMMUNICATION SERVICES (1.5%)
Concentric Network Corp.+........................     1,200    $    10,500
Metronet Communications Corp.+...................       200          3,394
Mobile Telecommunication Technologies Corp.+.....     1,100         24,338
Premiere Technologies, Inc.+.....................     1,500         41,344
                                                               -----------
                                                                    79,576
                                                               -----------

TELECOMMUNICATIONS-EQUIPMENT (1.7%)
Antec Corp.+.....................................       200          3,150
Aspect Telecommunications Corp.+.................       800         16,800
Excel Switching Corp.+...........................       600         10,763
Glenayre Technologies, Inc.+.....................     1,600         15,900
Natural Microsystems Corp.+......................       500         23,156
P-COM, Inc.+.....................................     1,000         17,500
                                                               -----------
                                                                    87,269
                                                               -----------
  TOTAL TELECOMMUNICATIONS.......................                  166,845
                                                               -----------
  TOTAL COMMON STOCKS (COST $4,166,643)..........                4,992,895
                                                               -----------

                                                   PRINCIPAL
                                                    AMOUNT
                                                   ---------
SHORT-TERM INVESTMENTS (3.7%)
OTHER INVESTMENT COMPANIES (0.1%)
Seven Seas Money Market Fund, 5.62% due
  01/02/98.......................................  $  7,547          7,547
                                                               -----------

                                                   PRINCIPAL
                                                    AMOUNT        VALUE
                                                   ---------   -----------

U.S. TREASURY OBLIGATIONS (3.6%)
U.S. Treasury Bills, 5.15 - 5.17% due 01/22/98...  $185,000    $   184,445
                                                               -----------
  TOTAL SHORT-TERM INVESTMENTS (COST $191,992)...                  191,992
                                                               -----------
TOTAL INVESTMENTS
  (COST $4,358,635) (99.8%).................................     5,184,887
OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)................
                                                                    10,958
                                                               -----------
NET ASSETS (100.0%).........................................   $ 5,195,845
                                                               -----------
                                                               -----------

------------------------------
Note: Based on the cost of securities of $4,377,435 for Federal Income Tax purposes at December 31, 1997, the aggregate gross unrealized appreciation and depreciation was $1,031,647 and $224,195 respectively, resulting in net unrealized appreciation of $807,452.

+ Non-income producing security.

* Foreign security.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------
COMMON STOCK (92.0%)
ARGENTINA (1.2%)
Telecom Argentina Stet - France Telecom SA (Spon.
  ADR) (Telecommunication Services)..............        1,400   $    50,050
YPF Sociedad Anonima (Spon. ADR)
  (Oil-Production)...............................        1,000        34,187
                                                                 -----------
                                                                      84,237
                                                                 -----------

AUSTRALIA (4.6%)
Amcor Ltd. (Packaging & Containers)..............        3,300        14,514
Broken Hill Proprietary Company Ltd. (Metals &
  Mining)........................................        2,040        18,941
CSR Ltd. (Building Materials)....................       10,200        34,559
E-mail Ltd. (Manufacturing)......................        6,500        15,348
Fosters Brewing Group Ltd. (Food, Beverages &
  Tobacco).......................................       10,400        19,787
Mayne Nickless Ltd. (Commercial Services)........        5,000        26,421
National Australia Bank Ltd. (Banking)...........        1,400        19,548
North Ltd. (Metals & Mining).....................       15,266        40,205
Rio Tinto Ltd. (Metals & Mining).................        2,400        27,996
Southcorp Holding Ltd. (Food, Beverages &
  Tobacco).......................................        7,600        25,156
Telstra Corp. Ltd. (Installment Receipts)
  (Telecommunication Services)+..................        5,100        10,766
Westpac Banking Corporation Ltd. (Banking).......        3,428        21,925
WMC Ltd. (Metals & Mining).......................        9,800        34,162
                                                                 -----------
                                                                     309,328
                                                                 -----------
BELGIUM (1.3%)
Algemene Maatschappij voor Nijverheidskredit NV
  (Financial Services)...........................          600        30,283
Arbed SA (Metals & Mining).......................          105        11,478
Groupe Bruxelles Lambert SA (Multi - Industry)...          162        23,436
PetroFina SA (Oil-Production)....................           55        20,300
                                                                 -----------
                                                                      85,497
                                                                 -----------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------

BRAZIL (1.4%)
Companhia Energetica de Minas Gerais SA (Spon.
  ADR) (Telecommunications)......................          700   $    29,750
Companhia Paranaense de Energia - Copel
  (Electric).....................................    1,400,000        15,681
Iochpe-Maxion SA (Spon. ADR) (Diversified
  Manufacturing)+................................        8,800        17,600
Makro Atacadista SA (Spon. ADR) (Retail)+........        1,400        11,200
Votorantim Celulose e Papel SA (ADR) (Forest
  Products & Paper)..............................        2,400        23,118
                                                                 -----------
                                                                      97,349
                                                                 -----------

CANADA (2.9%)
Magna International Inc. (Class A) (Automotive
  Supplies)......................................          800        50,090
National Bank of Canada (Banking)................        3,500        57,721
Potash Corp. of Saskatchewan Inc. (Chemicals)....        1,100        91,512
                                                                 -----------
                                                                     199,323
                                                                 -----------

CHILE (1.1%)
Compania de Telecomunicaciones de Chile SA (Spon.
  ADR) (Telecommunication Services)..............        1,000        29,875
Empresa Nacional de Electricidad SA (Spon. ADR)
  (Utilities)....................................        2,600        45,987
                                                                 -----------
                                                                      75,862
                                                                 -----------

CHINA (0.3%)
Zhenhai Refining & Chemical Co. Ltd. (Series H)
  (Chemicals)....................................       43,600        18,147
                                                                 -----------

CZECH REPUBLIC (0.9%)
Central European Media Enterprises Ltd. (A
  Shares) (Entertainment, Leisure & Media)+......        2,300        58,075
                                                                 -----------

FINLAND (0.6%)
UPM-Kymmene Corp. (Forest Products & Paper)......        1,900        38,032
                                                                 -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------
FRANCE (8.3%)
Carrefour Supermarche SA (Retail)................           36   $    18,790
Compagnie de Saint Gobain SA (Building
  Materials).....................................          185        26,293
Compagnie Financiere de Paribas (Financial
  Services)......................................          600        52,162
Compagnie Generale des Eaux (Utilities)..........          652        91,039
Dexia France (Financial Services)................          300        34,758
Elf Aquitaine SA (Oil-Services)..................          299        34,791
Eridania - Beghin Say SA (Food, Beverages &
  Tobacco).......................................          150        23,463
France Telecom SA (Telecommunication
  Services)+.....................................          720        26,127
L'Air Liquide SA (Chemicals).....................          147        23,018
Lagardere S.C.A. (Multi - Industry)..............          610        20,178
Montupet (Automotive Supplies)...................           70         7,854
PSA Peugeot Citroen (Automotive).................           90        11,355
Sanofi SA (Pharmaceuticals)......................          240        26,729
Schneider SA (Electronics).......................          288        15,645
SEITA (Food, Beverages & Tobacco)................          690        24,774
SGS Thomson Microelectronics NV (Electronics)+...          263        16,285
Societe Generale (Banking).......................          153        20,855
Synthelabo (Pharmaceuticals).....................          180        22,501
Total SA (B Shares) (Oil-Services)...............          225        24,498
Union des Assurances Federales (Insurance).......          175        22,981
Usinor Sacilor SA (Metals & Mining)..............        1,253        18,100
                                                                 -----------
                                                                     562,196
                                                                 -----------

GERMANY (10.1%)
Bayer AG (Chemicals).............................        1,010        37,748
Bilfinger & Berger Bau AG (Construction &
  Housing).......................................          440        13,655
Continental AG (Automotive)......................        1,500        33,119
Deutsche Bank AG (Banking).......................          970        68,513
Deutsche Pfandbrief-und Hypothekenbank AG
  (Banking)......................................          200        11,857
Douglas Holding AG (Retail)......................          350        10,570
Dresdner Bank AG (Banking).......................          640        29,543
Hannover Rueckversicherungs AG (Insurance).......          452        42,233
Henkel KGAA (Chemicals)..........................          340        19,099
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------
GERMANY (CONTINUED)
Lufthansa AG (Airlines)..........................        2,600   $    49,888
Muenchener Rueckversicherungs-Gesellschaft AG
  (Insurance)....................................          302       113,877
SAP AG (Computer Software).......................          190        57,749
Schering AG (Pharmaceuticals)....................          203        19,588
SGL Carbon AG (Chemicals)........................           96        12,387
Siemens AG (Electrical Equipment)................        1,130        66,931
SKW Trostberg AG (Chemicals).....................          440        13,973
VEBA AG (Utilities)..............................        1,210        82,437
                                                                 -----------
                                                                     683,167
                                                                 -----------

HONG KONG (0.8%)
Bank of East Asia Ltd. (Banking).................           40            94
Guangdong Kelon Electrical Holdings Co. Ltd.
  (Appliances & Household Durables)..............       19,000        19,495
Hong Kong Electric Holdings Ltd. (Electric)......        3,000        11,403
HSBC Holdings PLC (Banking)......................          400         9,860
Hutchison Whampoa Ltd. (Multi - Industry)........        2,000        12,545
                                                                 -----------
                                                                      53,397
                                                                 -----------

INDIA (1.5%)
EIH Ltd. (GDR) (Restaurants & Hotels)............        1,700        22,695
Hindalco Industries Ltd. (GDR) (Metals &
  Mining)+.......................................          600        12,000
Reliance Industries Ltd. (GDR) (Chemicals).......        3,100        26,660
Tata Engineering & Locomotive Co. Ltd. (Spon.
  GDR) (Automotive)..............................        1,600        13,320
Wockhardt Ltd. (GDR) (Pharmaceuticals)+..........        5,300        26,500
                                                                 -----------
                                                                     101,175
                                                                 -----------

INDONESIA (0.4%)
P.T. Matahari Putra Prima (Retail)...............      250,000        20,474
P.T. Semen Cibinong (Building Materials).........       84,000         3,822
                                                                 -----------
                                                                      24,296
                                                                 -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------
IRELAND (2.3%)
Allied Irish Banks PLC (Banking).................        3,000   $    29,077
Bank of Ireland PLC (Banking)....................        1,700        26,218
CRH PLC (Building Materials).....................        1,200        14,059
Greencore Group PLC (Food, Beverages &
  Tobacco).......................................        2,400        11,289
Irish Life PLC (Insurance).......................        4,000        22,976
Jefferson Smurfit Group PLC (Forest Products &
  Paper).........................................       11,700        33,019
Waterford Wedgwood PLC (Household Products)......       17,000        23,019
                                                                 -----------
                                                                     159,657
                                                                 -----------

ISRAEL (0.4%)
Teva Pharmaceutical Industries Ltd. (ADR)
  (Pharmaceuticals)..............................          600        28,387
                                                                 -----------

ITALY (4.2%)
ENI SPA (Oil-Services)...........................       11,000        62,404
Istituto Mobiliare Italiano SPA (Financial
  Services)......................................        4,000        47,511
Istituto Nazionale Delle Assicurazioni
  (Insurance)....................................       43,000        87,192
Telecom Italia SPA - RNC (Telecommunication
  Services)......................................       20,000        88,235
                                                                 -----------
                                                                     285,342
                                                                 -----------

JAPAN (9.2%)
Bridgestone Corp., Japan (Chemicals).............        2,000        43,531
Canon Inc. (Electronics).........................        1,000        23,381
DDI Corp. (Telecommunications)...................            3         7,960
Fanuc Ltd. (Machinery)...........................        1,000        37,994
Fuji Photo Film Co. Ltd. (Electronics)...........        1,000        38,455
Fujitsu Ltd. (Computer Systems)..................        3,000        32,302
Hitachi Ltd. (Electrical Equipment)..............        2,000        14,305
Ishihara Sangyo Kaisha Ltd. (Chemicals)+.........        3,000         3,346
Japan Tobacco, Inc. (Food, Beverages &
  Tobacco).......................................            2        14,244
Marubeni Corp. (Multi - Industry)................        6,000        10,568
Mitsubishi Corp. (Wholesale & International
  Trade).........................................        1,000         7,922
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------
JAPAN (CONTINUED)
Mitsubishi Rayon Co. Ltd. (Textiles).............        4,000   $     9,845
Mitsui Trust & Banking Co. Ltd. (Banking)........        6,000        11,675
Nichiei Co. Ltd. (Building Materials)............          200        21,381
Nippon Steel Corp. (Metals & Mining).............        7,000        10,391
Nippon Telegraph & Telephone Corp.
  (Telecommunications)...........................            4        34,456
Nishimatsu Construction Co. Ltd. (Construction &
  Housing).......................................        2,000         6,307
Nissan Motor Co. Ltd. (Automotive)...............        2,000         8,306
Nomura Securities Co. Ltd. (Financial
  Services)......................................        1,000        13,382
Pioneer Electronic Corp. (Electronics)...........        1,000        15,459
Promise Co. Ltd. (Financial Services)............          200        11,137
Ricoh Corp. Ltd. (Electrical Equipment)..........        1,000        12,460
Sekisui Chemical Co. Ltd. (Chemicals)............        1,000         5,099
Shin-Etsu Chemical Co. Ltd. (Chemicals)..........        1,000        19,151
Sony Corp. (Electronics).........................          400        35,687
Sumitomo Forestry Co. Ltd. (Forest Products &
  Paper).........................................        1,000         4,915
Takeda Chemical Industries Ltd. (Chemicals)......        1,000        28,611
The Bank of Tokyo - Mitsubishi Ltd. (Banking)....        3,000        41,532
Toppan Printing Co. Ltd. (Broadcasting &
  Publishing)....................................        1,000        13,075
Tostem Corp. (Construction & Housing)............        1,000        10,767
Toyota Motor Corp. Ltd. (Automotive).............        2,000        57,529
Yamanouchi Pharmaceutical Co. Ltd.
  (Pharmaceuticals)..............................        1,000        21,535
                                                                 -----------
                                                                     626,708
                                                                 -----------

MALAYSIA (0.0%)*
Gamuda Berhad (Construction & Housing)...........        6,000         3,330
                                                                 -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------
MEXICO (1.7%)
Cemex SA de CV (Building Materials)+.............        7,200   $    38,493
Grupo Financiero Banamex Accival SA de CV (Class
  B) (Banking)+..................................       11,000        32,952
Telefonos de Mexico SA de CV (Spon. ADR) (Class
  L) (Telecommunications)........................          821        46,027
                                                                 -----------
                                                                     117,472
                                                                 -----------

NETHERLANDS (2.1%)
Aegon NV (Insurance).............................          140        12,465
ING Groep NV (Financial Services)................          495        20,853
Koninklijke Ahold NV (Retail)....................          360         9,394
Philips Electronics NV (Electronics).............          260        15,596
Royal Dutch Petroleum Co. (Oil-Services).........        1,160        63,687
Unilever NV (Food, Beverages & Tobacco)..........          320        19,731
                                                                 -----------
                                                                     141,726
                                                                 -----------

NEW ZEALAND (2.0%)
Brierley Investments Ltd. (Financial Services)...       21,000        14,998
Carter Holt Harvey Ltd. (Forest Products &
  Paper).........................................        8,000        12,356
Fletcher Challenge Building Division Ltd.
  (Building Materials)...........................        7,400        15,125
Fletcher Challenge Paper Division Ltd. (Forest
  Products & Paper)..............................        8,200        10,713
Lion Nathan Ltd. (Food, Beverages & Tobacco).....        8,300        18,603
Telecom Corp. of New Zealand Ltd.
  (Telecommunications)...........................       12,700        61,575
                                                                 -----------
                                                                     133,370
                                                                 -----------
NORWAY (1.8%)
Kvaerner ASA (Series B) (Capital Goods)..........          800        37,221
Norsk Hydro ASA (Oil-Services)...................        1,000        48,764
Nycomed Amersham PLC
  (B Shares) (Biotechnology)+....................          921        33,481
                                                                 -----------
                                                                     119,466
                                                                 -----------
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------

PAKISTAN (0.7%)
Fauji Fertilizer Co. Ltd. (Chemicals)+...........       10,100   $    19,337
Hub Power Co. (GDR) (Utilities)+.................          400        12,400
Pakistan Telecommunications Corp. (GDR)
  (Telecommunications)+..........................          200        14,600
                                                                 -----------
                                                                      46,337
                                                                 -----------

PERU (0.8%)
Cementos Lima SA (Spon. ADR) (Building
  Materials).....................................        1,300        28,318
Telefonica del Peru SA (ADR) (Telecommunication
  Services)......................................        1,200        27,975
                                                                 -----------
                                                                      56,293
                                                                 -----------

PHILIPPINES (0.2%)
Philippine Long Distance Telephone Co. (ADR)
  (Telecommunications)...........................          695        15,637
                                                                 -----------

RUSSIA (1.1%)
AO Tatneft (Spon. ADR) (144A) (Oil-Production)...          300        42,750
Lukoil Oil Co (Spon. ADR) (Oil-Production).......          350        32,200
                                                                 -----------
                                                                      74,950
                                                                 -----------

SINGAPORE (1.1%)
City Developments Ltd. (Real Estate).............        2,000         9,258
Fraser & Neave Ltd. (Food, Beverages &
  Tobacco).......................................        1,000         4,332
Osprey Maritime Ltd. (Transport & Services)......        9,000         7,211
Singapore Airlines Ltd. (Airlines)...............        3,000        19,585
United Overseas Bank Ltd. (Banking)..............        5,000        27,746
Wong's Circuits Holdings Ltd.
  (Semiconductors)+..............................        7,000         4,585
                                                                 -----------
                                                                      72,717
                                                                 -----------

SOUTH AFRICA (1.5%)
Billiton PLC (Metals & Mining)+..................        8,800        22,604
Sasol Ltd. (Oil-Production)......................        2,100        22,008
South Africa Breweries Ltd. (Food, Beverages &
  Tobacco).......................................        2,300        56,716
                                                                 -----------
                                                                     101,328
                                                                 -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------
SOUTH KOREA (0.9%)
Housing & Commercial Bank, Korea (GDR)
  (Banking)......................................        4,700   $    24,651
Pohang Iron & Steel Co. Ltd. (ADR) (Metals &
  Mining)........................................        1,000        17,438
Samsung Electronics Co. Ltd. (GDR represents 1/2
  voting common share)(144A) (Electronics)+......        1,200        16,794
                                                                 -----------
                                                                      58,883
                                                                 -----------

SPAIN (3.1%)
Acerinox SA (Metals & Mining)....................           62         9,181
Banco Bilbao Vizcaya SA (Banking)................        1,690        54,664
Banco Popular Espanol SA (Banking)...............          320        22,360
Hidroelectrica del Cantabrico SA (Electric)......          300        13,148
Iberdrola SA (Electric)..........................        6,400        84,191
Repsol SA (Gas Exploration)......................          600        25,588
                                                                 -----------
                                                                     209,132
                                                                 -----------

SWEDEN (1.9%)
Autoliv, Inc. (SDR) (Automotive Supplies)........        2,000        65,160
Skandia Forsakrings AB (Insurance)...............          900        42,480
Svenska Handelsbanken (Banking)..................          700        24,217
                                                                 -----------
                                                                     131,857
                                                                 -----------

SWITZERLAND (4.2%)
ABB AG (Machinery)...............................           19        23,904
Nestle SA (Food, Beverages & Tobacco)............           61        91,549
Novartis AG (Pharmaceuticals)....................           16        25,998
Roche Holding AG (Pharmaceuticals)...............            7        69,614
Union Bank of Switzerland (Banking)..............           50        72,401
                                                                 -----------
                                                                     283,466
                                                                 -----------

TAIWAN (0.8%)
Asustek Computer Inc. (GDR) (Computer
  Peripherals)+..................................        2,300        38,238
Taiwan Semiconductor Mfg. Co. Ltd. (Spon. ADR)
  (Semiconductors)+..............................          983        17,878
                                                                 -----------
                                                                      56,116
                                                                 -----------
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------

THAILAND (0.6%)
Bangkok Bank Public Co. Ltd. (Banking)...........        5,400   $    13,458
Siam Cement Public Co. Ltd. (Building
  Materials).....................................        3,300        26,044
                                                                 -----------
                                                                      39,502
                                                                 -----------

TURKEY (1.0%)
Koc Holding AS (Multi - Industry)................      168,500        39,457
Turkiye Garanti Bankasi AS (Banking).............      575,000        28,456
                                                                 -----------
                                                                      67,913
                                                                 -----------

UNITED KINGDOM (14.7%)
Allied Colloids Group PLC (Chemicals)............        5,128        14,006
Associated British Foods PLC (Food, Beverages &
  Tobacco).......................................        2,600        22,674
BAT Industries PLC (Food, Beverages & Tobacco)...        2,000        18,271
British Airways PLC (Airlines)...................        1,650        15,203
British Petroleum Co. PLC (Oil-Services).........        3,615        47,906
British Sky Broadcasting Group PLC (Broadcasting
  & Publishing)..................................        2,000        15,006
British Telecommunications PLC
  (Telecommunications)...........................        4,300        33,942
Burmah Castrol PLC (Oil-Production)..............          500         8,737
Cadbury Schweppes PLC (Food, Beverages &
  Tobacco).......................................        2,800        28,310
Compass Group PLC (Food, Beverages & Tobacco)....        1,800        22,183
Diageo PLC (Food, Beverages & Tobacco)...........        3,600        32,994
Glaxo Wellcome PLC (Pharmaceuticals).............        3,700        88,366
Glynwed International PLC (Metals & Mining)......        4,000        17,046
Great Universal Stores PLC (Retail)..............        2,500        31,551
Hanson PLC (Building Materials)..................        2,000         8,939
HSBC Holdings PLC (75p) (Banking)................        2,000        51,995
Lloyds TSB Group PLC (Banking)...................          900        11,729
Lucas Varity PLC (Automotive Supplies)...........       10,100        35,730

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------
UNITED KINGDOM (CONTINUED)
MEPC PLC (Real Estate)...........................        2,000   $    16,717
National Power PLC (Electric)....................        1,000         9,872
Prudential Corp. PLC (Insurance).................        2,500        30,497
Racal Electronic PLC
  (Telecommunications-Equipment).................        6,700        29,435
Rank Group PLC (Entertainment, Leisure &
  Media).........................................        3,950        22,033
Reed International PLC (Broadcasting &
  Publishing)....................................        2,500        23,858
RMC Group PLC (Building Materials)...............        2,200        31,203
Royal Bank of Scotland Group PLC (Banking).......        6,700        85,569
Sainsbury (J.) PLC (Retail)......................        5,400        45,581
Scottish Power PLC (Electric)....................        2,200        19,475
Sears PLC (Retail)...............................       17,000        14,825
Shell Transport & Trading Co. (Oil-Services).....        1,500        10,539
Standard Chartered PLC (Banking).................        1,420        15,187
Sun Alliance Group PLC (Insurance)+..............        2,000        20,173
Tomkins PLC (Multi - Industry)...................        3,300        15,638
Vodafone Group PLC (Telecommunications)..........        4,900        35,475
Wessex Water PLC (Water).........................        2,600        21,946
Zeneca Group PLC (Pharmaceuticals)...............        1,220        43,290
                                                                 -----------
                                                                     995,901
                                                                 -----------
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------

VENEZUELA (0.3%)
Compania Anonima Nacional Telefonos de Venezuela
  (ADR) (Telecommunication Services).............          500   $    20,813
                                                                 -----------
  TOTAL COMMON STOCK (COST $6,129,440)...........                  6,236,384
                                                                 -----------

CONVERTIBLE PREFERRED STOCKS (0.4%)
AUSTRALIA (0.4%)
WBK STRYPES Trust (Banking) (cost $25,080).......          800        26,800
                                                                 -----------

PREFERRED STOCK (3.6%)
ARGENTINA (0.5%)
Quilmes Industrial SA (Spon. ADR non-voting)
  (Food, Beverages & Tobacco)....................        2,400        32,850
                                                                 -----------

AUSTRALIA (0.8%)
News Corporation Ltd. (Broadcasting &
  Publishing)....................................       11,200        55,418
                                                                 -----------

BRAZIL (2.0%)
Petroleo Brasileiro SA (Oil-Production)..........      250,000        58,467
Telecomunicacoes Brasileiras SA (ADR)
  (Telecommunications)...........................          650        75,684
                                                                 -----------
                                                                     134,151
                                                                 -----------

GERMANY (0.3%)
KRONES AG (Diversified Manufacturing)............           40        12,458
ProSieben Media AG (Broadcasting &
  Publishing)+...................................          220        10,278
Prosieben Media AG (ADR) (144A) (Broadcasting &
  Publishing)+...................................           48         1,121
                                                                 -----------
                                                                      23,857
                                                                 -----------
  TOTAL PREFERRED STOCK (COST $224,968)..........                    246,276
                                                                 -----------

WARRANTS (0.2%)
GERMANY (0.2%)
Volkswagen AG, Expiring 10/27/98 (Automotive)
  (cost $9,571)+.................................           45        12,739
                                                                 -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                    PRINCIPAL
              SECURITY DESCRIPTION                   AMOUNT         VALUE
-------------------------------------------------  -----------   -----------
CONVERTIBLE BONDS (0.5%)
POLAND (0.3%)
Elektrim Spolka Akcyjna SA (144A), 2.00% due
  05/30/04 (Electronics).........................  $    36,000   $    19,121
                                                                 -----------

TAIWAN (0.2%)
U-Ming Marine Transport Corp., 1.50% due 02/07/01
  (Transport & Services).........................       15,000        12,750
                                                                 -----------
  TOTAL CONVERTIBLE BONDS (COST $35,668).........                     31,871
                                                                 -----------
SHORT-TERM INVESTMENTS (0.7%)
OTHER INVESTMENT COMPANIES (0.7%)

                                                      (IN USD)
                                                   -----------
Seven Seas Money Market Fund, 5.62% due 01/02/98
  (cost $52,085).................................       52,085        52,085
                                                                 -----------
TOTAL INVESTMENTS (COST $6,476,812) (97.4%)...................
                                                                   6,606,155
OTHER ASSETS IN EXCESS OF LIABILITIES (2.6%)..................
                                                                     173,746
                                                                 -----------
NET ASSETS (100.0%)...........................................   $ 6,779,901
                                                                 -----------
                                                                 -----------

------------------------------
Note: For Federal Income Tax Purposes, the cost of securities at December 31, 1997, was $6,535,547, the aggregate gross unrealized appreciation and depreciation was $742,480 and $671,872 respectively, resulting in net unrealized appreciation of $70,608.

* - Less than 0.1%.

+ - Non-income producing security.

ADR - American Depositary Receipt.

Spon. ADR - Sponsored ADR.

GDR - Global Depositary Receipt.

Spon. GDR - Sponsored GDR.

SDR - Swedish Depositary Receipt.

144A - Securities restricted for resale to Qualified Institutional Buyers.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION

                                                   PERCENT OF
                                                   PORTFOLIO
                                                   ----------
Banking..........................................     12.71%
Food, Beverages & Tobacco........................      7.07%
Insurance........................................      5.98%
Chemicals........................................      5.69%
Pharmaceuticals..................................      5.64%
Telecommunications...............................      5.38%
Oil-Services.....................................      4.43%
Telecommunications Services......................      3.84%
Building Materials...............................      3.76%
Metals and Mining................................      3.63%
Utilities........................................      3.51%
Financial Services...............................      3.41%
Oil-Production...................................      3.31%
Electronics......................................      2.97%
Retail...........................................      2.46%
Automotive Supplies..............................      2.40%
Electric.........................................      2.33%
Automotive.......................................      2.06%
Forest Products and Paper........................      1.85%
Multi-industry...................................      1.84%
Broadcasting & Publishing........................      1.80%
Electrical Equipment.............................      1.42%
Airlines.........................................      1.28%
Entertainment and Leisure & Media................      1.21%
Machinery........................................      0.94%
Computer Software................................      0.87%
Short Term Investments...........................      0.79%
Computer Peripherals.............................      0.58%
Capital Goods....................................      0.56%
Construction & Housing...........................      0.52%
Biotechnology....................................      0.51%
Computer Systems.................................      0.49%
Diversified Manufacturing........................      0.45%
Telecommunications-Equipment.....................      0.45%
Commercial Services..............................      0.40%
Real Estate......................................      0.39%
Gas Exploration..................................      0.39%
Household Products...............................      0.35%
Restaurant & Hotels..............................      0.34%
Semiconductors...................................      0.34%
Water............................................      0.33%
Transport and Services...........................      0.30%
Appliances & Household Durables..................      0.30%
Manufacturing....................................      0.23%
Packaging and Container..........................      0.22%
Textiles and Apparel.............................      0.15%
Wholesale & International Trade..................      0.12%
                                                   ----------
                                                     100.00%
                                                   ----------
                                                   ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

                 [THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY]

J.P. MORGAN SERIES TRUST II
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                   J.P. MORGAN                                J.P. MORGAN    J.P. MORGAN
                                                     TREASURY     J.P. MORGAN   J.P. MORGAN      SMALL      INTERNATIONAL
                                                   MONEY MARKET      BOND         EQUITY        COMPANY     OPPORTUNITIES
                                                    PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                   ------------   -----------   -----------   -----------   -------------
ASSETS
Investments, at Cost                               $ 1,640,045    $15,556,516   $8,148,583    $4,358,635    $  6,476,812
Foreign Currency, at Cost                                   --         3,540            --            --         162,050
                                                   ------------   -----------   -----------   -----------   -------------
                                                   ------------   -----------   -----------   -----------   -------------
Investments, at Value                              $ 1,640,037    $15,751,081   $9,119,502    $5,184,887    $  6,606,155
Cash                                                        28         2,762            --            62              --
Foreign Currency at Value                                   --         3,441            --            --         159,911
Receivable for Investments Sold                             --         2,118            --        21,755          61,240
Receivable for Shares Sold                                  --         1,412            --            --              --
Dividends Receivable                                        --         3,333        11,180         3,370          13,032
Interest Receivable                                        578       142,348            44            33             256
Foreign Tax Reclaim Receivable                              --            --            --            --          26,566
Receivable for Expense Reimbursement                        --        11,652        14,514         9,249           8,810
Variation Margin Receivable                                 --         3,750            --            --              --
Unrealized Appreciation of Forward Foreign
  Currency Contracts                                        --            --            --            --          80,673
Deferred Organization Expenses                           3,953         3,953         3,953         3,953           3,953
Prepaid Trustees' Fees                                     448           562         3,854           862           1,079
Prepaid Expenses and Other Assets                        1,255         4,707         7,070         4,441          10,273
                                                   ------------   -----------   -----------   -----------   -------------
    Total Assets                                     1,646,299    15,931,119     9,160,117     5,228,612       6,971,948
                                                   ------------   -----------   -----------   -----------   -------------
LIABILITIES
Payable for Investments Purchased                           --            --       224,371         1,413         132,508
Payable for Shares of Beneficial Interest
  Redeemed                                                  17           745           317           162             419
Advisory Fee Payable                                     5,430         4,099         2,932         2,568           3,362
Custody Fee Payable                                      2,070         6,562         6,689        13,943          29,247
Administration Fee Payable                                  66            28            17             9               6
Unrealized Depreciation of Forward Foreign
  Currency Contracts                                        --            --            --            --           5,032
Accrued Expenses                                        21,481        20,560        33,479        14,672          21,473
                                                   ------------   -----------   -----------   -----------   -------------
    Total Liabilities                                   29,064        31,994       267,805        32,767         192,047
                                                   ------------   -----------   -----------   -----------   -------------
NET ASSETS                                         $ 1,617,235    $15,899,125   $8,892,312    $5,195,845    $  6,779,901
                                                   ------------   -----------   -----------   -----------   -------------
                                                   ------------   -----------   -----------   -----------   -------------
Shares of Beneficial Interest Outstanding (no par
  value, unlimited shares authorized)                  153,216     1,408,760       620,352       397,055         639,535
                                                   ------------   -----------   -----------   -----------   -------------
                                                   ------------   -----------   -----------   -----------   -------------
Net Asset Value, Offering and Redemption Price
  per Share                                        $     10.56    $    11.29    $    14.33    $    13.09    $      10.60
                                                   ------------   -----------   -----------   -----------   -------------
                                                   ------------   -----------   -----------   -----------   -------------
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $ 1,389,689    $15,632,614   $7,823,475    $4,292,919    $  6,749,119
Undistributed Net Investment Income                    227,554        35,503           499         1,960          12,994
Accumulated Net Realized Gain (Loss) on
  Investments and Foreign Currency Transactions             --        32,745        97,419        74,714        (185,307)
Net Unrealized Appreciation (Depreciation) of
  Investments and Foreign Currency Translations             (8)      198,263       970,919       826,252         203,095
                                                   ------------   -----------   -----------   -----------   -------------
    Net Assets                                     $ 1,617,235    $15,899,125   $8,892,312    $5,195,845    $  6,779,901
                                                   ------------   -----------   -----------   -----------   -------------
                                                   ------------   -----------   -----------   -----------   -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SERIES TRUST II
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                   J.P. MORGAN                                J.P. MORGAN    J.P. MORGAN
                                                     TREASURY     J.P. MORGAN   J.P. MORGAN      SMALL      INTERNATIONAL
                                                   MONEY MARKET      BOND         EQUITY        COMPANY     OPPORTUNITIES
                                                    PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                   ------------   -----------   -----------   -----------   -------------
INVESTMENT INCOME
Dividend Income                                    $        --    $   12,061    $   110,899   $    56,388   $    159,094
Interest Income                                        320,841       442,799         16,240        12,667          1,763
Less: Foreign Taxes Withheld                                --          (131)          (664)           --        (19,707)
                                                   ------------   -----------   -----------   -----------   -------------
    Total Investment Income                            320,841       454,729        126,475        69,055        141,150
EXPENSES
Custodian Fees and Expenses                              5,704        33,981         42,456        82,718        150,620
Advisory Fee                                             8,198        19,640         30,661        28,951         40,707
Professional Fees and Expenses                          10,495        28,846         44,832        28,597         40,639
Trustees' Fees and Expenses                              3,743        11,259         14,846        11,378         17,379
Transfer Agent Expense                                  16,222        16,323         16,427        16,220         16,283
Printing Expenses                                        5,522         6,817         14,119         5,898          7,370
Insurance Expense                                        2,710         5,514         10,893         7,618         12,167
Amortization of Organization Expenses                    1,967         1,967          1,967         1,967          1,967
Administration Fee                                         101           116            137            87            123
Miscellaneous                                              476           733            407           342            853
                                                   ------------   -----------   -----------   -----------   -------------
    Total Expenses                                      55,138       125,196        176,745       183,776        288,108
Less: Reimbursement of Expenses                        (30,545)      (76,095)      (107,757)     (128,287)      (206,693)
                                                   ------------   -----------   -----------   -----------   -------------
NET EXPENSES                                            24,593        49,101         68,988        55,489         81,415
                                                   ------------   -----------   -----------   -----------   -------------
NET INVESTMENT INCOME                                  296,248       405,628         57,487        13,566         59,735
NET REALIZED GAIN ON
  Investment Transactions                                   98        87,569      1,503,440       552,703        478,326
  Foreign Currency Transactions                             --         1,713             --            --        150,261
                                                   ------------   -----------   -----------   -----------   -------------
    Net Realized Gain                                       98        89,282      1,503,440       552,703        628,587
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF
  Investments                                             (225)      156,847        217,774       468,721       (403,157)
  Foreign Currency Contracts and Translations               --           (99)            --            --         55,992
                                                   ------------   -----------   -----------   -----------   -------------
    Net Change in Unrealized Appreciation
      (Depreciation)                                      (225)      156,748        217,774       468,721       (347,165)
                                                   ------------   -----------   -----------   -----------   -------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                       $   296,121    $  651,658    $ 1,778,701   $ 1,034,990   $    341,157
                                                   ------------   -----------   -----------   -----------   -------------
                                                   ------------   -----------   -----------   -----------   -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SERIES TRUST II
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                       J.P. MORGAN                             J.P. MORGAN
                                                  TREASURY MONEY MARKET                           BOND
                                                        PORTFOLIO                               PORTFOLIO
                                          -------------------------------------   -------------------------------------
                                           FOR THE FISCAL      FOR THE FISCAL      FOR THE FISCAL      FOR THE FISCAL
                                             YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                          DECEMBER 31, 1997   DECEMBER 31, 1996   DECEMBER 31, 1997   DECEMBER 31, 1996
                                          -----------------   -----------------   -----------------   -----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                     $        296,248    $         60,586    $        405,628    $        123,899
Net Realized Gain on Investments and
  Foreign Currency Transactions                         98                  70              89,282              19,950
Net Change in Unrealized Appreciation
  (Depreciation) of Investments and
  Foreign Currency Translations                       (225)               (422)            156,748             (52,031)
                                          -----------------   -----------------   -----------------   -----------------
    Net Increase in Net Assets Resulting
      from Operations                              296,121              60,234             651,658              91,818
                                          -----------------   -----------------   -----------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                              (68,567)            (60,586)           (371,448)           (122,875)
Net Realized Gain                                     (227)                (68)            (76,188)             (2,043)
                                          -----------------   -----------------   -----------------   -----------------
    Total Distributions to Shareholders            (68,794)            (60,654)           (447,636)           (124,918)
                                          -----------------   -----------------   -----------------   -----------------
SHAREHOLDER TRANSACTIONS
Proceeds from Shares Sold                      235,434,828           1,348,912          13,586,133           1,555,123
Reinvestment of Dividends and
  Distributions                                    129,447              56,408             570,510             103,293
Cost of Shares Redeemed                       (235,560,885)         (1,291,314)         (1,243,619)           (259,931)
                                          -----------------   -----------------   -----------------   -----------------
    Net Increase from Shareholder
      Transactions                                   3,390             114,006          12,913,024           1,398,485
                                          -----------------   -----------------   -----------------   -----------------
    Total Increase in Net Assets                   230,717             113,586          13,117,046           1,365,385
NET ASSETS
Beginning of Fiscal Year                         1,386,518           1,272,932           2,782,079           1,416,694
                                          -----------------   -----------------   -----------------   -----------------
End of Fiscal Year                        $      1,617,235    $      1,386,518    $     15,899,125    $      2,782,079
                                          -----------------   -----------------   -----------------   -----------------
                                          -----------------   -----------------   -----------------   -----------------
Undistributed Net Investment Income       $        227,554    $             --    $         35,503    $          1,024
                                          -----------------   -----------------   -----------------   -----------------
                                          -----------------   -----------------   -----------------   -----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

-----------------------------------------------------------------------------------------------------------------------
                                                       J.P. MORGAN                             J.P. MORGAN
                                                         EQUITY                               SMALL COMPANY
                                                        PORTFOLIO                               PORTFOLIO
                                          -------------------------------------   -------------------------------------
                                           FOR THE FISCAL      FOR THE FISCAL      FOR THE FISCAL      FOR THE FISCAL
                                             YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                          DECEMBER 31, 1997   DECEMBER 31, 1996   DECEMBER 31, 1997   DECEMBER 31, 1996
                                          -----------------   -----------------   -----------------   -----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                     $         57,487    $         77,204    $         13,566    $         19,209
Net Realized Gain on Investments and
  Foreign Currency Transactions                  1,503,440             530,898             552,703             619,860
Net Change in Unrealized Appreciation
  (Depreciation) of Investments and
  Foreign Currency Translations                    217,774             363,239             468,721             105,584
                                          -----------------   -----------------   -----------------   -----------------
    Net Increase in Net Assets Resulting
      from Operations                            1,778,701             971,341           1,034,990             744,653
                                          -----------------   -----------------   -----------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                              (56,988)            (77,204)            (12,562)            (19,209)
Net Realized Gain                               (1,467,377)           (542,542)           (697,437)           (518,489)
                                          -----------------   -----------------   -----------------   -----------------
    Total Distributions to Shareholders         (1,524,365)           (619,746)           (709,999)           (537,698)
                                          -----------------   -----------------   -----------------   -----------------
SHAREHOLDER TRANSACTIONS
Proceeds from Shares Sold                        1,347,586           1,586,005             681,496           1,722,979
Reinvestment of Dividends and
  Distributions                                  2,071,106             321,572           1,128,681             431,401
Cost of Shares Redeemed                           (119,999)         (1,064,347)           (806,325)         (1,030,591)
                                          -----------------   -----------------   -----------------   -----------------
    Net Increase from Shareholder
      Transactions                               3,298,693             843,230           1,003,852           1,123,789
                                          -----------------   -----------------   -----------------   -----------------
    Total Increase in Net Assets                 3,553,029           1,194,825           1,328,843           1,330,744
NET ASSETS
Beginning of Fiscal Year                         5,339,283           4,144,458           3,867,002           2,536,258
                                          -----------------   -----------------   -----------------   -----------------
End of Fiscal Year                        $      8,892,312    $      5,339,283    $      5,195,845    $      3,867,002
                                          -----------------   -----------------   -----------------   -----------------
                                          -----------------   -----------------   -----------------   -----------------
Undistributed Net Investment Income       $            499    $             --    $          1,960    $             --
                                          -----------------   -----------------   -----------------   -----------------
                                          -----------------   -----------------   -----------------   -----------------


                                                       J.P. MORGAN
                                               INTERNATIONAL OPPORTUNITIES
                                                        PORTFOLIO
                                          -------------------------------------
                                           FOR THE FISCAL      FOR THE FISCAL
                                             YEAR ENDED          YEAR ENDED
                                          DECEMBER 31, 1997   DECEMBER 31, 1996
                                          -----------------   -----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                     $         59,735    $         64,964
Net Realized Gain on Investments and
  Foreign Currency Transactions                    628,587             338,690
Net Change in Unrealized Appreciation
  (Depreciation) of Investments and
  Foreign Currency Translations                   (347,165)            295,017
                                          -----------------   -----------------
    Net Increase in Net Assets Resulting
      from Operations                              341,157             698,671
                                          -----------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                             (230,309)            (48,894)
Net Realized Gain                                 (727,719)           (248,948)
                                          -----------------   -----------------
    Total Distributions to Shareholders           (958,028)           (297,842)
                                          -----------------   -----------------
SHAREHOLDER TRANSACTIONS
Proceeds from Shares Sold                        1,080,068           1,941,265
Reinvestment of Dividends and
  Distributions                                  1,255,869             138,377
Cost of Shares Redeemed                         (1,189,091)           (222,820)
                                          -----------------   -----------------
    Net Increase from Shareholder
      Transactions                               1,146,846           1,856,822
                                          -----------------   -----------------
    Total Increase in Net Assets                   529,975           2,257,651
NET ASSETS
Beginning of Fiscal Year                         6,249,926           3,992,275
                                          -----------------   -----------------
End of Fiscal Year                        $      6,779,901    $      6,249,926
                                          -----------------   -----------------
                                          -----------------   -----------------
Undistributed Net Investment Income       $         12,994    $             --
                                          -----------------   -----------------
                                          -----------------   -----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SERIES TRUST II
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                 J.P. MORGAN
                                                            TREASURY MONEY MARKET
                                                                  PORTFOLIO
                                                   ----------------------------------------
                                                                            FOR THE PERIOD
                                                     FOR THE FISCAL        JANUARY 3, 1995
                                                       YEAR ENDED          (COMMENCEMENT OF
                                                      DECEMBER 31,          OPERATIONS) TO
                                                   -------------------       DECEMBER 31,
                                                    1997         1996            1995
                                                   ------       ------     ----------------
NET ASSET VALUE, BEGINNING OF PERIOD               $10.09       $10.06     $         10.00
                                                   ------       ------     ----------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                0.51(d)      0.44                0.45
Net Realized and Unrealized Gain (Loss) on
  Investments and
  Foreign Currency Transactions                     (0.04)(d)     0.03                0.06
                                                   ------       ------     ----------------
Total from Investment Operations                     0.47         0.47                0.51
                                                   ------       ------     ----------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                               (0.00)(a)    (0.44)              (0.45)
Net Realized Gain                                   (0.00)(a)       --                  --
                                                   ------       ------     ----------------
Total Distributions to Shareholders                 (0.00)(a)    (0.44)              (0.45)
                                                   ------       ------     ----------------

NET ASSET VALUE, END OF PERIOD                     $10.56       $10.09     $         10.06
                                                   ------       ------     ----------------
                                                   ------       ------     ----------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                         4.69%        4.69%               5.09%(b)
Net Assets, End of Period (in thousands)           $1,617       $1,387     $         1,273
Ratios to Average Net Assets
  Expenses                                           0.60%        0.60%               0.60%(c)
  Net Investment Income                              7.23%        4.56%               4.95%(c)
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                            0.75%        1.42%               2.17%(c)

------------------------
(a) Less than $0.01.

(b) Not annualized.

(c) Annualized.

(d) Based on Average Daily Shares Outstanding.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SERIES TRUST II
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                  J.P. MORGAN
                                                                     BOND
                                                                   PORTFOLIO
                                                   -----------------------------------------
                                                                             FOR THE PERIOD
                                                      FOR THE FISCAL        JANUARY 3, 1995
                                                        YEAR ENDED          (COMMENCEMENT OF
                                                       DECEMBER 31,          OPERATIONS) TO
                                                   --------------------       DECEMBER 31,
                                                    1997          1996            1995
                                                   -------       ------     ----------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 10.65       $10.91     $         10.00
                                                   -------       ------     ----------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                 0.68(d)      0.47                0.58
Net Realized and Unrealized Gain (Loss) on
  Investments and
  Foreign Currency Transactions                       0.31(d)     (0.25)               1.11
                                                   -------       ------     ----------------
Total from Investment Operations                      0.99         0.22                1.69
                                                   -------       ------     ----------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                (0.27)       (0.47)              (0.58)
Net Realized Gain                                    (0.08)       (0.01)              (0.20)
                                                   -------       ------     ----------------
Total Distributions to Shareholders                  (0.35)       (0.48)              (0.78)
                                                   -------       ------     ----------------

NET ASSET VALUE, END OF PERIOD                     $ 11.29       $10.65     $         10.91
                                                   -------       ------     ----------------
                                                   -------       ------     ----------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                          9.38%        2.09%              16.85%(b)
Net Assets, End of Period (in thousands)           $15,899       $2,782     $         1,417
Ratios to Average Net Assets
  Expenses                                            0.75%        0.75%               0.75%(c)
  Net Investment Income                               6.20%        5.91%               6.00%(c)
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                             1.16%        1.43%               2.15%(c)
Portfolio Turnover                                     184%         198%                239%

------------------------
(b) Not annualized.

(c) Annualized.

(d) Based on Average Daily Shares Outstanding.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SERIES TRUST II
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                  J.P. MORGAN
                                                                     EQUITY
                                                                   PORTFOLIO
                                                   ------------------------------------------
                                                                              FOR THE PERIOD
                                                      FOR THE FISCAL         JANUARY 3, 1995
                                                        YEAR ENDED           (COMMENCEMENT OF
                                                       DECEMBER 31,           OPERATIONS) TO
                                                   ---------------------       DECEMBER 31,
                                                    1997          1996             1995
                                                   -------       -------     ----------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 13.68       $ 12.63     $         10.00
                                                   -------       -------     ----------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                 0.11          0.20                0.12
Net Realized and Unrealized Gain on Investments       3.51          2.44                3.26
                                                   -------       -------     ----------------
Total from Investment Operations                      3.62          2.64                3.38
                                                   -------       -------     ----------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                (0.11)        (0.20)              (0.12)
Net Realized Gain                                    (2.86)        (1.39)              (0.63)
                                                   -------       -------     ----------------
Total Distributions to Shareholders                  (2.97)        (1.59)              (0.75)
                                                   -------       -------     ----------------

NET ASSET VALUE, END OF PERIOD                     $ 14.33       $ 13.68     $         12.63
                                                   -------       -------     ----------------
                                                   -------       -------     ----------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                         27.50%        21.14%              33.91%(b)
Net Assets, End of Period (in thousands)           $ 8,892       $ 5,339     $         4,144
Ratios to Average Net Assets
  Expenses                                            0.90%         0.90%               0.90%(c)
  Net Investment Income                               0.75%         1.49%               1.48%(c)
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                             1.41%         1.23%               1.80%(c)
Portfolio Turnover                                     119%           90%                 66%
Average Broker Commissions Per Share               $0.0452       $0.0534                 N/A

------------------------
(b) Not annualized.

(c) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SERIES TRUST II
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                  J.P. MORGAN
                                                                 SMALL COMPANY
                                                                   PORTFOLIO
                                                   ------------------------------------------
                                                                              FOR THE PERIOD
                                                      FOR THE FISCAL         JANUARY 3, 1995
                                                        YEAR ENDED           (COMMENCEMENT OF
                                                       DECEMBER 31,           OPERATIONS) TO
                                                   ---------------------       DECEMBER 31,
                                                    1997          1996             1995
                                                   -------       -------     ----------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 12.53       $ 11.83     $         10.00
                                                   -------       -------     ----------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                 0.04          0.06                0.11
Net Realized and Unrealized Gain on Investments       2.53          2.43                3.18
                                                   -------       -------     ----------------
Total from Investment Operations                      2.57          2.49                3.29
                                                   -------       -------     ----------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                (0.04)        (0.06)              (0.11)
Net Realized Gain                                    (1.97)        (1.73)              (1.35)
                                                   -------       -------     ----------------
Total Distributions to Shareholders                  (2.01)        (1.79)              (1.46)
                                                   -------       -------     ----------------

NET ASSET VALUE, END OF PERIOD                     $ 13.09       $ 12.53     $         11.83
                                                   -------       -------     ----------------
                                                   -------       -------     ----------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                         22.50%        21.74%              32.91%(b)
Net Assets, End of Period (in thousands)           $ 5,196       $ 3,867     $         2,536
Ratios to Average Net Assets
  Expenses                                            1.15%         1.15%               1.15%(c)
  Net Investment Income                               0.28%         0.54%               0.99%(c)
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                             2.66%         1.54%               2.07%(c)
Portfolio Turnover                                      85%          144%                100%
Average Broker Commissions Per Share               $0.0442       $0.0427                 N/A

------------------------
(b) Not annualized.

(c) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SERIES TRUST II
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                  J.P. MORGAN
                                                          INTERNATIONAL OPPORTUNITIES
                                                                   PORTFOLIO
                                                   ------------------------------------------
                                                                              FOR THE PERIOD
                                                      FOR THE FISCAL         JANUARY 3, 1995
                                                        YEAR ENDED           (COMMENCEMENT OF
                                                       DECEMBER 31,           OPERATIONS) TO
                                                   ---------------------       DECEMBER 31,
                                                    1997          1996             1995
                                                   -------       -------     ----------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 11.73       $ 10.86     $         10.00
                                                   -------       -------     ----------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                 0.15          0.20                0.15
Net Realized and Unrealized Gain on Investments
  and Foreign Currency Transactions                   0.44          1.23                1.08
                                                   -------       -------     ----------------
Total from Investment Operations                      0.59          1.43                1.23
                                                   -------       -------     ----------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                (0.41)        (0.09)              (0.09)
Net Realized Gain                                    (1.31)        (0.47)              (0.18)
Return of Capital                                       --            --               (0.10)
                                                   -------       -------     ----------------
Total Distributions to Shareholders                  (1.72)        (0.56)              (0.37)
                                                   -------       -------     ----------------

NET ASSET VALUE, END OF PERIOD                     $ 10.60       $ 11.73     $         10.86
                                                   -------       -------     ----------------
                                                   -------       -------     ----------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                          5.43%        13.12%              12.38%(b)
Net Assets, End of Period (in thousands)           $ 6,780       $ 6,250     $         3,992
Ratios to Average Net Assets
  Expenses                                            1.20%         1.20%               1.20%(c)
  Net Investment Income                               0.88%         1.25%               1.06%(c)
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                             3.05%         1.98%               1.96%(c)
Portfolio Turnover                                     149%           71%                 68%
Average Broker Commissions Per Share               $0.0040       $0.0020                 N/A

------------------------
(b) Not annualized.

(c) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SERIES TRUST II
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Series Trust II (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies. The Trust is composed of five separate portfolios (each, a "Portfolio" and collectively, the "Portfolios") which operate as distinct investment vehicles. The names and investment objectives of the Portfolios are as follows: J.P. Morgan Treasury Money Market Portfolio seeks to provide current income, maintain a high level of liquidity and preserve capital; J.P. Morgan Bond Portfolio seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity; J.P. Morgan Equity Portfolio seeks to provide a high total return from a portfolio comprised of selected equity securities; J.P. Morgan Small Company Portfolio seeks to provide a high total return from a portfolio of equity securities of small companies; J.P. Morgan International Opportunities Portfolio seeks to provide a high total return from a portfolio of equity securities of foreign corporations. Prior to January 1, 1998, the Trust and the Portfolios' names were JPM Series Trust II, JPM Treasury Money Market Portfolio, JPM Bond Portfolio, JPM Equity Portfolio, JPM Small Company Portfolio and JPM International Equity Portfolio, respectively.

J.P. Morgan International Opportunities Portfolio's investments in international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in foreign countries could adversely effect the liquidity or value, or both, of such securities in which the Portfolio is invested. The ability of issuers of the debt securities held by the J.P. Morgan Bond Portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Portfolios:

   a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Portfolios' Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost.

J.P. MORGAN SERIES TRUST II
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

   b) The books and records of the Portfolios are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities, and foreign currency contracts used by certain Portfolios are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in the exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations.

      Although the net assets of the Portfolios are presented at the exchange rates and market values prevailing at the end of the period, the Portfolios do not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade-date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount become known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of first-in first-out method.

   d) Distributions to shareholders of net investment income and net realized capital gains, if any, are declared and paid at least annually. All dividends and distributions will be automatically reinvested in additional shares of the Portfolio with respect to which dividends have been declared, at net asset value, as of the ex-dividend date of such dividends.

   e) Certain Portfolios may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

J.P. MORGAN SERIES TRUST II
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the Trustees and the change in the market value is recorded by the Portfolios as unrealized appreciation or depreciation of foreign currency translations. At December 31, 1997, the J.P. Morgan International Opportunities Portfolio had open forward foreign currency contracts as follows:

      SUMMARY OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                                                                 U.S. DOLLAR      NET UNREALIZED
                                                    COST/         VALUE AT        APPRECIATION/
PURCHASE CONTRACTS                                 PROCEEDS   DECEMBER 31, 1997   (DEPRECIATION)
-------------------------------------------------  --------   -----------------   --------------
German Mark 52,435 expiring 02/23/98.............  $ 30,000   $         29,240    $        (760)
German Mark 52,025, expiring 02/23/98............    30,000             29,011             (989)
Japanese Yen 3,762,813, expiring 02/23/98........    30,000             29,048             (952)
Japanese Yen 3,762,150, expiring 02/23/98........    30,000             29,043             (957)
Japanese Yen 3,745,689, expiring 02/23/98........    30,000             28,916           (1,084)


SALES CONTRACTS
-------------------------------------------------
Australian Dollar 370,835, expiring 02/23/98.....  $258,291   $        241,981    $      16,310
British Pound 207,747, expiring 02/23/98.........   347,682            340,329            7,353
Canadian Dollar 107,650, expiring 02/23/98.......    76,456             75,462              994
French Franc 738,718, expiring 02/23/98..........   127,642            123,131            4,511
German Mark 268,522, expiring 02/23/98...........   153,988            149,738            4,250
German Mark 248,595, expiring 02/23/98...........   140,000            138,625            1,375
German Mark 124,682, expiring 02/23/98...........    70,000             69,527              473
Irish Pound 35,522, expiring 02/23/98............    53,247             50,527            2,720
Irish Pound 33,765, expiring 02/23/98............    48,915             48,028              887
Italian Lira 131,101,740, expiring 02/23/98......    76,910             74,085            2,825
Japanese Yen 69,800,162, expiring 02/23/98.......   565,642            538,842           26,800
New Zealand Dollar 175,309, expiring 02/23/98....   109,568            101,355            8,213
Singapore Dollar 80,000, expiring 02/23/98.......    50,457             47,131            3,326
South African Rand 161,370, expiring 02/23/98....    32,420             32,710             (290)
Spanish Paseta 5,500,000, expiring 02/23/98......    36,789             36,153              636
                                                                                  --------------
NET UNREALIZED APPRECIATION ON FORWARD FOREIGN
 CURRENCY CONTRACTS..............................                                 $      75,641
                                                                                  --------------
                                                                                  --------------

   f) Futures -- A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place will be fixed when the Portfolio enters into the contract. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin"

J.P. MORGAN SERIES TRUST II
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------
      requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from, or pay, to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation of movements in the price of futures contracts, interest rates and the underlying hedged assets. Futures transactions during the fiscal year ended December 31, 1997 for the J.P. Morgan Bond Portfolio are summarized as follows:

                                                   NUMBER OF   PRINCIPAL AMOUNT
                                                   CONTRACTS     OF CONTRACTS
                                                   ---------   ----------------
Contracts open at beginning of year..............     --       $            --
Contracts opened.................................        16          1,734,117
Contracts closed.................................     --                    --
                                                   ---------   ----------------
Contracts open at end of year....................        16    $     1,734,117
                                                   ---------   ----------------
                                                   ---------   ----------------

      SUMMARY OF OPEN CONTRACTS AT DECEMBER 31, 1997

                                                                    NET UNREALIZED
                                                                    APPRECIATION/
                                                   CONTRACTS LONG   (DEPRECIATION)
                                                   --------------   --------------
US 5-Year Note, expiring March 1998..............             16    $       3,883
                                                   --------------   --------------
Totals...........................................             16    $       3,883
                                                   --------------   --------------
                                                   --------------   --------------

   g ) Each Portfolio incurred organizational expenses in the amount of $9,834.
       These expenses were deferred and are being amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations.

   h) Expense incurred by the Trust with respect to any two or more Portfolios in the Trust are allocated in proportion to the net assets of each Portfolio in the Trust, except where allocation of direct expenses to each Portfolio can otherwise be made fairly. Expense directly attributable to a Portfolio are charged to that Portfolio.

   i) Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, (the "Code") applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary. As of December 31, 1997, the International Opportunities Portfolio incurred and elected to defer post-October losses of $464,670 until the next taxable year.

J.P. MORGAN SERIES TRUST II
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

      Each Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The J.P Morgan International Opportunities Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income and/ or capital gains are earned.

   j) The Portfolios account for and report distributions to shareholders in accordance with Statement of Position 93-2: "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this statement for the year ended December 31, 1997, for the J.P. Morgan International Opportunities Portfolio, was to decrease undistributed net investment loss by $183,568, increase accumulated net realized loss on investments and foreign currency transactions by $182,399 and decrease Additional Paid-in-Capital by $1,169. The adjustments are primarily attributable to foreign currency gains. The effect of applying this statement for the year ended December 31, 1997, for the J.P. Morgan Treasury Money Market Portfolio, was to decrease undistributed net investment income by $127, and decrease accumulated net realized loss on investments by $127. The effect of applying this statement for the year ended December 31, 1997, for the J.P. Morgan Bond Portfolio, was to increase undistributed net investment income by $299, and decrease accumulated net realized gain on investments by $299. The effect of applying this statement for the year ended December 31, 1997, for the J.P. Morgan Small Company Portfolio, was to increase undistributed net investment income by $956, and decrease accumulated net realized gain on investments by $956. Net investment income, net realized gains and net assets on the Portfolios were not affected by this change.

2. TRANSACTIONS WITH AFFILIATES

   a) The Trust, on behalf of the Portfolios, has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated. Under the agreement, Morgan is responsible for the overall management and supervision of each Portfolio. Morgan makes each Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages each Portfolio's investments. Morgan is paid a fee for its services, computed daily and paid monthly, at an annual rate of: 0.20% of the average daily net assets of J.P. Morgan Treasury Money Market Portfolio; 0.30% of the average daily net assets of J.P. Morgan Bond Portfolio; 0.40% of the average daily net assets of J.P. Morgan Equity Portfolio; 0.60% of the average daily net assets of J.P. Morgan Small Company Portfolio and 0.60% of the average daily net assets of J.P. Morgan International Opportunities Portfolio. For the fiscal year ended December 31, 1997, Morgan's fees for these services amounted to $8,198, $19,640, $30,661, $28,951, and $40,707, respectively.

   b) The Trust, on behalf of each Portfolio, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for each Portfolio. Under a Co-Administration Agreement between FDI and the Trust, on behalf of each Portfolio, FDI provides administrative services necessary for the operations of the Portfolio, furnishes office space and facilities

J.P. MORGAN SERIES TRUST II
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------
      required for conducting the business of each Portfolio and pays the compensation of the Portfolios' officers affiliated with FDI. Under the Co-Administration Agreement, each Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Portfolio is based on the ratio of its net assets to the aggregate net assets of the Trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended December 31, 1997, the fee for these services amounted to: $101, $116, $137, $87 and $123 for J.P. Morgan Treasury Money Market Portfolio, J.P. Morgan Bond Portfolio, J.P. Morgan Equity Portfolio, J.P. Morgan Small Company Portfolio and J.P. Morgan International Opportunities Portfolio, respectively.

      Morgan Guaranty Trust Company of New York ("Morgan Guaranty") an affiliate of Morgan is responsible for the payment of FDI's fees under the Co-Administration Agreement. See Note 2c.

   c) The Trust, on behalf of each Portfolio, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty under which Morgan Guaranty may receive a fee, based on the percentages described below, for overseeing certain aspects of the administration and operation of the Portfolios. The Services Agreement is also designed to provide an expense limit for certain expenses of the Portfolios. If total expenses of the Portfolios, excluding the advisory fees, exceed the expense limits of:
      0.40% of the average daily net assets of J.P. Morgan Treasury Money Market Portfolio, 0.45% of the average daily net assets of J.P. Morgan Bond Portfolio, 0.50% of the average daily net assets of J.P. Morgan Equity Portfolio, 0.55% of the average daily net assets of J.P. Morgan Small Company Portfolio and 0.60% of the average daily net assets of J.P. Morgan International Opportunities Portfolio, Morgan Guaranty will reimburse the Portfolios for the excess expense amount and receive no fee. Should such expenses be less than the expense limits, Morgan Guaranty's fee would be limited to the difference between such expenses and the fees calculated under the Services Agreement. For the fiscal year ended December 31, 1997, Morgan Guaranty has agreed to reimburse the Portfolios for expenses under this agreement as follows: $30,545, $76,095, $107,757, $128,287 and
      $206,693, respectively.

   d) An aggregate annual fee of $20,000 is paid to each Trustee for serving as a Trustee of the Trust. The Trustees' Fees and Expenses shown in the financial statements represent the Portfolios' allocated portion of the total fees and expenses.

J.P. MORGAN SERIES TRUST II
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

3. SHAREHOLDER TRANSACTIONS

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares. Transactions in shares of beneficial interest of each Portfolio were as follows:

                                                    FOR THE FISCAL      FOR THE FISCAL
                                                      YEAR ENDED          YEAR ENDED
J.P. MORGAN TREASURY MONEY MARKET PORTFOLIO        DECEMBER 31, 1997   DECEMBER 31, 1996
-------------------------------------------------  -----------------   -----------------
Shares sold......................................        22,331,609             130,402
Reinvestment of dividends and distributions......            12,537               5,606
Shares redeemed..................................       (22,328,305)           (125,133)
                                                   -----------------   -----------------
Net Increase.....................................            15,841              10,875

                                                   -----------------   -----------------
                                                   -----------------   -----------------

                                                    FOR THE FISCAL      FOR THE FISCAL
                                                      YEAR ENDED          YEAR ENDED
J.P. MORGAN BOND PORTFOLIO                         DECEMBER 31, 1997   DECEMBER 31, 1996
-------------------------------------------------  -----------------   -----------------
Shares sold......................................         1,205,082             146,230
Reinvestment of dividends and distributions......            51,352               9,476
Shares redeemed..................................          (108,943)            (24,337)
                                                   -----------------   -----------------
Net Increase.....................................         1,147,491             131,369
                                                   -----------------   -----------------
                                                   -----------------   -----------------

                                                    FOR THE FISCAL      FOR THE FISCAL
                                                      YEAR ENDED          YEAR ENDED
J.P. MORGAN EQUITY PORTFOLIO                       DECEMBER 31, 1997   DECEMBER 31, 1996
-------------------------------------------------  -----------------   -----------------
Shares sold......................................            87,424             119,491
Reinvestment of dividends and distributions......           150,317              25,185
Shares redeemed..................................            (7,706)            (82,429)
                                                   -----------------   -----------------
Net Increase.....................................           230,035              62,247
                                                   -----------------   -----------------
                                                   -----------------   -----------------

                                                    FOR THE FISCAL      FOR THE FISCAL
                                                      YEAR ENDED          YEAR ENDED
J.P. MORGAN SMALL COMPANY PORTFOLIO                DECEMBER 31, 1997   DECEMBER 31, 1996
-------------------------------------------------  -----------------   -----------------
Shares sold......................................            55,026             143,575
Reinvestment of dividends and distributions......            92,418              36,193
Shares redeemed..................................           (59,040)            (85,441)
                                                   -----------------   -----------------
Net Increase.....................................            88,404              94,327
                                                   -----------------   -----------------
                                                   -----------------   -----------------

                                                    FOR THE FISCAL      FOR THE FISCAL
                                                      YEAR ENDED          YEAR ENDED
J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO  DECEMBER 31, 1997   DECEMBER 31, 1996
-------------------------------------------------  -----------------   -----------------
Shares sold......................................            88,691             172,202
Reinvestment of dividends and distributions......           116,906              12,740
Shares redeemed..................................           (98,969)            (19,591)
                                                   -----------------   -----------------
Net Increase.....................................           106,628             165,351
                                                   -----------------   -----------------
                                                   -----------------   -----------------

J.P. MORGAN SERIES TRUST II
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

From time to time, certain Portfolios may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

4. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended December 31, 1997, were as follows:

                                                        COST OF         PROCEEDS
                                                       PURCHASES       FROM SALES
                                                   -----------------   ----------
J.P. Morgan Bond Portfolio
 U.S. Government Agency Obligations..............  $      12,855,726   $7,945,869
 Corporate, Collateralized Mortgage and Other
 Obligations.....................................          8,755,918    2,772,357
J.P. Morgan Equity Portfolio.....................          9,835,132    8,693,875
J.P. Morgan Small Company Portfolio..............          3,881,852    4,017,348
J.P. Morgan International Opportunities
 Portfolio.......................................          9,689,122    9,665,909

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan Series Trust II (formerly JPM Series Trust II)

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Treasury Money Market Portfolio, J.P. Morgan Bond Portfolio, J.P. Morgan Equity Portfolio, J.P. Morgan Small Company Portfolio and J.P. Morgan International Opportunities Portfolio (constituting J.P. Morgan Series Trust II, hereafter referred to as the "Portfolios") at December 31, 1997, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above. The statements of changes in net assets for the year ended December 31, 1996 and the financial highlights for the year ended December 31, 1996 and for the period January 3, 1995 (commencement of operations) through December 31, 1995 were audited by other independent accountants whose report dated February 14, 1997 expressed an unqualified opinion on those statements.

PRICE WATERHOUSE LLP
New York, New York
February 12, 1998

                              J.P. Morgan
                              Series Trust II


                              J.P. MORGAN TREASURY MONEY MARKET PORTFOLIO

                              J.P. MORGAN BOND PORTFOLIO

                              J.P. MORGAN EQUITY PORTFOLIO

                              J.P. MORGAN SMALL COMPANY PORTFOLIO

                              J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO




                              ANNUAL REPORT
                              DECEMBER 31, 1997